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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07912

Old Westbury Funds, Inc.

(Exact name of registrant as specified in charter)

630 Fifth Avenue New York, NY	10111
(Address of principal executive offices)	(Zip code)

BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 614-470-8000

Date of fiscal year end: 10/31/2004

Date of reporting period: 10/31/2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

OLD WESTBURY

FUNDS, INC.

Annual Report

October 31, 2004

INVESTMENT ADVISER

A LETTER FROM THE CHIEF INVESTMENT OFFICER

Dear Shareholders:

We are pleased to send you this annual report for the fiscal year ended October 31, 2004, a period that saw the financial markets driven by significant events on a number of fronts.

After strong gains in our previous fiscal year, stocks posted moderate returns for this reporting period; during the last 12 months, the S&P 500 Index was up 9.41 percent, very close to the index’s long-term historical average. International stocks did better, with the EAFE Index gaining 18.84%. But these figures may be somewhat misleading because most of the gains came in the first two months of our fiscal year: November and December 2003. As 2004 progressed, we believe a number of factors—including investor concern over high oil prices, the threat of terrorist attacks, and uncertainty over the November elections—conspired to hold stock prices in check.

Equity investors also appeared uncomfortable with the prospect that the Federal Reserve, which had taken short-term interest rates down to 45-year lows, would soon start raising rates. Indeed, the Fed increased its benchmark rate three times during our reporting period—in June, August, and September—and again in both November and December.

In the fixed-income market, a big story was the “flattening” of the yield curve, or a narrowing of the spread between short- and long-term rates. While the Fed pushed up rates on the short end of the yield curve, longer rates rose much more moderately, and in some cases, actually fell slightly. Bond returns, as measured by the Lehman Brothers Aggregate Bond Index, have been generally positive for 10 consecutive years.

Within our family of funds, we implemented two name changes. In February 2004, Old Westbury Core Equities Fund became Old Westbury Large Cap Equity Fund. In July 2004, Old Westbury Capital Opportunity Fund was renamed Old Westbury Mid Cap Equity Fund. These changes reflect the Adviser’s emphasis on asset allocation. Shareholders can build diversified overall portfolios by combining multiple asset classes that do not move in lockstep.

At this writing, our disciplined approach to fundamental research leads us to the following insights about the overall outlook:

–	Driven by forces as diverse as stimulative monetary and fiscal policy, rising labor costs, the lower U.S. dollar, and economic

A LETTER FROM THE CHIEF INVESTMENT OFFICER

(Concluded)

growth in China, we believe inflation will rise moderately before long.

–	Real yields (versus inflation) on both short- and long-maturity bonds are lower than they have been in many years, which may suggest the potential for rising interest rates and lackluster bond returns as inflation picks up. We have shortened our bond funds’ durations (interest-rate sensitivity) and employed a “barbell” strategy (combining short-term and longer-term securities) to position the portfolios for the environment that we see.

–	Corporate fundamentals are improving. Free cash flow is at an all-time high, enabling sharp increases in dividend payouts and share repurchases that accrue to the benefit of investors. Although we do not expect outsized stock-market gains, we believe returns will be ahead of bonds and inflation in the years ahead.

–	We view investing outside the U.S. as a strategic opportunity, especially at a time of attractive valuations and corporate restructuring within many Asian and European markets.

On a personal level, I am pleased to have joined Bessemer Investment Management LLC, adviser to Old Westbury Funds, as its chief investment officer. Since my arrival in September, I have been impressed with the professionalism and commitment to shareholder returns displayed by our portfolio managers, analysts, and traders, and I am optimistic about the future of our Funds.

We thank you for your continued support and we encourage you to contact us with any questions or comments you might have.

Sincerely,

Marc D. Stern

Chief Investment Officer

Bessemer Investment Management LLC

OLD WESTBURY LARGE CAP EQUITY FUND

INVESTMENT ADVISER’S REPORT

The name of this fund was changed from Old Westbury Core Equities Fund to Old Westbury Large Cap Equity Fund on February 16, 2004. Our benchmark continues to be the S&P 500 Index because the focus of the fund has remained large-capitalization equities.1

The total return of Old Westbury Large Cap Equity Fund (the “Large Cap Equity Fund” or “portfolio”) for the fiscal year ended October 31, 2004 was 4.92%. In comparison, the S&P 500 Index rose 9.41% for the same period.

During the first three months of our fiscal year, we undertook a process of revamping the portfolio. We shifted some of our sector weightings and increased exposure to a number of stocks we believed were especially attractive. We made reductions in the technology and consumer discretionary and increased our allocations to health care and energy stocks.

Much of the Large Cap Equity Fund’s relative underperformance for the period was due to stock selection in the consumer discretionary area. As we were lowering our exposure to media and retail stocks, some of the stocks we added, such as Gap, Inc. (1.2% of the portfolio), did not perform up to our expectations. At the same time, some of the stocks we did not sell, such as Bed, Bath & Beyond (1.1%) and Viacom (2.3%), also lagged the overall market. Secondarily, part of the performance shortfall came from stocks that underperformed in the capital goods and transportation areas.

On the plus side, we did well in such sectors as health care and telecommunications. Two stocks that did particularly well were AT&T Wireless, which we sold, and Sprint (1.4%).

Looking forward, we will continue our bottom-up approach of focusing not on macro economic trends but on individual stocks we find attractive. We believe any excess return the Large Cap Equity Fund might produce likely will come from stock selection, not sector weightings or other factors.

[1]	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investments cannot be made directly in an index. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account fees or taxes.

OLD WESTBURY LARGE CAP EQUITY FUND

INVESTMENT ADVISER’S REPORT

(Continued)

Based on the portfolio as it existed at the end of the period, we are positioned for continued economic growth, though at a slower pace than we have seen in recent months. We have a fairly high concentration of growth stocks in the technology and health care sectors, and we are underweighted in financial and utility stocks; these latter two sectors probably will not perform well in an environment of rising interest rates.2

[2]	The composition of the Large Cap Equity Fund’s portfolio is subject to change.

OLD WESTBURY LARGE CAP EQUITY FUND

INVESTMENT ADVISER’S REPORT

(Continued)

Average Annual Total Returns
For the Period Ended October 31, 2004

Old Westbury Large Cap Equity Fund

One Year	4.92%
Five Year	(2.37%	)
Since Inception (March 2, 1998)	2.16%

S&P 500 Index

One Year	9.41%
Five Year	(2.22%	)
March 2, 1998 to October 31, 2004	2.62%

The chart above illustrates the total value of a $10,000 investment from inception, with dividends and capital gains reinvested. The S&P 500 Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

The performance data quoted represent past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

OLD WESTBURY LARGE CAP EQUITY FUND

INVESTMENT ADVISER’S REPORT

(Concluded)

PORTFOLIO DIVERSIFICATION BY INDUSTRY

	S&P 500	Old Westbury Large Cap Equity Fund
	10/31/04	10/31/04	6/30/04	3/31/04	12/31/03
Industry:
Information Technology	16.39%	18.74%	19.92%	20.01%	21.34%
Financials	20.52	17.86	16.44	17.21	15.35
Healthcare	12.69	14.95	15.20	14.10	11.23
Industrials	11.64	11.41	12.93	13.80	14.74
Consumer Staples	10.67	10.08	10.32	9.60	9.73
Consumer Discretionary	11.37	8.91	10.83	11.32	13.58
Energy	7.37	6.79	6.63	6.59	5.99
Materials	3.06	3.16	3.07	2.62	2.61
Utilities	3.00	2.16	—	—	—
Telecommunication Services	3.29	1.36	0.90	1.26	1.09

Total investments	100.00%	95.42	96.24	96.51	95.66

Other assets and liabilities, net*		4.58	3.76	3.49	4.34

		100.00%	100.00%	100.00%	100.00%

*	Includes cash and equivalents (including government agencies), pending trades and fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY MID CAP EQUITY FUND

INVESTMENT ADVISER’S REPORT

The name of this fund was changed from Old Westbury Capital Opportunity Fund to Old Westbury Mid Cap Equity Fund on July 26, 2004. At the same time, the Fund’s benchmark became the S&P MidCap 400 Index1; previously, the benchmark had been the Russell 1000 Index. There were different benchmarks during the period due to the change in the strategy of the portfolio, and, therefore, it is difficult to compare the Fund’s return to benchmark performance for the full 12 months.

The total return of Old Westbury Mid Cap Equity Fund (the “Mid Cap Equity Fund” or “portfolio”) for the fiscal year ended October 31, 2004 was 5.48%. In comparison, the S&P MidCap 400 Index rose 11.04% for the same period.

Although the Mid Cap Equity Fund has a new name, and a greater focus on the mid-cap sector, nothing about our investment approach has changed; we are still buying companies that we believe are operationally excellent and well managed and that appear to have the opportunity to take market share from their competitors.

We feel that mid-sized companies, as a group, offer greater exposure to potential growth opportunities than large companies. In a many cases, we are buying companies as they emerge as leaders in their respective fields. One example is JetBlue Airways Corp. (1.8% of the portfolio), which we feel is one of the best-managed airlines in the U.S. While we understand the airline industry’s current difficulties, we think JetBlue has the potential to garner a tremendous amount of market share over the long term.2 If it were not for unusually high fuel prices, we believe the company could be generating double-digit operating margins despite a challenging revenue environment.

[1]	The S&P MidCap 400 Index is an unmanaged index that measures the performance of U.S. mid-sized companies. Investments cannot be made directly in an index. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account fees or taxes.

[2]	The composition of the Mid Cap Equity Fund’s portfolio is subject to change.

OLD WESTBURY MID CAP EQUITY FUND

INVESTMENT ADVISER’S REPORT

(Continued)

Another holding that reflects our investment philosophy is Williams-Sonoma (0.8%), the specialty retailer of quality cooking and serving equipment and home furnishings. We bought into the stock fairly recently to increase our exposure to the retail sector, and we did so at a time when there was much uncertainty among investors about the prospects for retailers. This negativity made it possible to buy the stock at a price we thought was particularly attractive. In any case, we feel Williams-Sonoma will benefit from the continuing consumer trend of buying home goods, as well as company-specific actions to improve operating margins.

Looking out over the next six to 12 months, we continue to believe that consumer spending might not add incremental strength to the economy, but this could change if job growth were to be much stronger than we are currently forecasting. We will continue to focus on companies that are generating cash and are disciplined users of that cash, whether it is reinvested in the business or returned to shareholders through dividends or repurchases of stock.

Mid capitalization funds typically carry additional risk since mid-size companies generally have a higher risk of failure. Historically, mid-size companies’ stocks have experienced a greater degree of market volatility than large company stocks on average.

OLD WESTBURY MID CAP EQUITY FUND

INVESTMENT ADVISER’S REPORT

(Continued)

Average Annual Total Returns
For the Period Ended October 31, 2004

Old Westbury Mid Cap Equity Fund

One Year	5.48%
Five Year	6.05%
Since Inception (February 28, 1997)	5.57%

S&P MidCap 400 Index

One Year	11.04%
Five Year	9.76%
February 28, 1997 to October 31, 2004	12.75%

Russell 2500 Index

One Year	12.34%
Five Year	9.39%
February 28, 1997 to October 31, 2004	9.80%

The chart above illustrates the total value of a $10,000 investment from inception, with dividends and capital gains reinvested. The S&P MidCap 400 Index and Russell 2500 Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. Both indices are unmanaged.

The performance data quoted represent past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

OLD WESTBURY MID CAP EQUITY FUND

INVESTMENT ADVISER’S REPORT

(Concluded)

PORTFOLIO DIVERSIFICATION BY INDUSTRY

	S&P MidCap 400	Old Westbury Mid Cap Equity Fund
	10/31/04	10/31/04	6/30/04	3/31/04	12/31/03
Industry:
Industrials	15.54%	21.52%	23.07%	24.38%	21.16%
Consumer Discretionary	19.24	15.45	15.30	17.12	18.90
Financials	18.34	13.85	12.68	11.18	12.42
Healthcare	10.12	13.11	12.59	10.87	8.97
Information Technology	12.84	8.76	11.69	15.06	14.40
Materials	4.83	7.13	5.10	3.17	0.08
Consumer Staples	3.80	6.54	4.13	5.35	6.72
Miscellaneous	—	4.42	5.32	5.02	4.42
Energy	7.81	3.80	4.36	4.40	4.26
Utilities	6.96	—	—	—	—
Telecommunication Services	0.52	—	—	—	—

Total investments	100.00%	94.58	94.24	96.55	91.33

Other assets and liabilities, net*		5.42	5.76	3.45	8.67

		100.00%	100.00%	100.00%	100.00%

*	Includes cash and equivalents (including government agencies), pending trades and fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY INTERNATIONAL FUND

INVESTMENT ADVISER’S REPORT

The total return of Old Westbury International Fund (the “International Fund” or “portfolio”) for the fiscal year ended October 31, 2004 was 13.83%. In comparison, the Morgan Stanley Capital International’s Europe, Australasia and Far East Index (EAFE)1 rose 18.84% for the same period.

The International Fund and its benchmark had a strong start to the fiscal year. Then, between January and the end of September of this year, non-U.S. stock markets and currencies traded in a narrow range, as they digested earlier gains before surging again in October.

The International Fund trailed its benchmark over the period largely due to our overweighting in Japan and our underweighting in Europe. Over the 12-month period, the Japanese market rose 5.2% in local currency terms compared to a 12.2% rise in Europe. This disparity was further magnified by the underperformance of the yen relative to the euro. (In dollar terms, Japan rose 9% over the period compared to the rise in Europe of 21.9%.)

The Japanese market was down in April and May due to concerns over the impact of a slowdown in China. Japanese stocks subsequently regained some, but not all, of their lost ground. More recently, the poor performance of Japanese stocks appears to be based on misperceptions that we expect will be corrected in time. For example, rising oil prices have led some investors to shun Japan in recent months; however, its growth is now less oil-reliant than either Europe or the U.S. Japanese corporate profits appear on track to rise by 20% in the current fiscal year. We believe this represents a continued recovery from prior weakness, and is consistent with our main investment thesis.

We are also optimistic on prospects in Hong Kong, which we believe is benefiting from a rebound in asset prices and domestic consumption, fueled by an influx of tourists from mainland China. A turnaround in inflation could encourage further recovery through consumer spending.

[1]	The Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE) is a standard unmanaged foreign equities index representing major non-U.S. stock markets, as monitored by Morgan Stanley Capital International. EAFE returns are in U.S. dollars. Investments cannot be made directly in an index. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account fees or taxes.

OLD WESTBURY INTERNATIONAL FUND

INVESTMENT ADVISER’S REPORT

(Continued)

Recent evidence in China suggests that administrative controls could contribute to more balanced growth and should further improve consumer and investor confidence. We remain overweighted in the Hong Kong market, with a focus on companies that should benefit from a recovery in Hong Kong asset prices and continued growth in China.

We have been underweighted relative to our benchmark in Europe because we have seen more limited opportunities. European growth is sluggish and we believe the recent appreciation of the euro is likely to weigh on exports. Nevertheless, share prices already reflect a cautious outcome. Corporate restructuring appears to be boosting corporate earnings and German companies are taking the initiative in cutting labor costs at home. We would not be surprised to see European markets move modestly higher, though we see what we believe to be better opportunities in Japan.

We consider the yen and the euro attractive. Both should appreciate against the dollar, which would benefit dollar-based investors in the U.S.

As of October 31, 2004, the International Fund’s assets were invested as follows: Europe (58.7%), Asia (40.0%), cash and other assets (1.3%).2

The International Fund is subject to specific risks associated with investing internationally—including changes in currency rates, foreign taxation, and differences in auditing and other financial standards.

[2]	The composition of the International Fund’s portfolio is subject to change.

OLD WESTBURY INTERNATIONAL FUND

INVESTMENT ADVISER’S REPORT

(Continued)

Average Annual Total Returns
For the Period Ended October 31, 2004

Old Westbury International Fund

One Year	13.83%
Five Year	(2.53%	)
Ten Year	1.42%

EAFE Index

One Year	18.84%
Five Year	(0.92%	)
Ten Year	4.02%

The chart above illustrates the total value of a $10,000 investment for 10 years, with dividends and capital gains reinvested. The EAFE Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

The performance data quoted represent past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

OLD WESTBURY INTERNATIONAL FUND

INVESTMENT ADVISER’S REPORT

(Concluded)

CONSOLIDATED ASSET ALLOCATION

BY GEOGRAPHIC REGION

	EAFE	Old Westbury International Fund
	10/31/04	10/31/04	06/30/04	03/31/04	12/31/03
Asia:
Japan	22.30%	27.28%	28.95%	30.26%	26.94%
Hong Kong	1.80%	9.91%	7.34%	8.51%	9.32%
Singapore	0.80%	1.64%	1.18%	1.28%	1.25%
China	0.00%	1.17%	1.22%	1.05%	0.13%
Australia	5.40%	0.00%	0.00%	0.00%	0.00%
New Zealand	0.20%	0.00%	0.00%	0.00%	0.00%

	30.50%	40.00%	38.69%	41.10%	37.64%

Europe:
United Kingdom	25.20%	18.58%	20.23%	19.79%	20.57%
France	9.40%	9.65%	8.08%	7.45%	7.87%
Germany	6.80%	7.35%	7.93%	6.58%	8.08%
Netherlands	4.80%	6.83%	8.72%	8.28%	8.14%
Switzerland	6.80%	5.38%	4.55%	4.54%	4.00%
Italy	4.00%	4.25%	3.85%	3.77%	2.44%
Spain	3.80%	3.10%	1.59%	1.58%	1.86%
Norway	0.60%	1.34%	1.46%	1.38%	1.44%
Finland	1.50%	1.17%	1.40%	2.13%	2.01%
Sweden	2.50%	1.07%	1.38%	1.28%	1.89%
Belgium	1.30%	0.00%	0.00%	0.00%	0.00%
Ireland	0.80%	0.00%	0.00%	0.00%	0.00%
Denmark	0.80%	0.00%	0.00%	0.00%	0.00%
Portugal	0.40%	0.00%	0.00%	0.00%	0.00%
Other	0.80%	0.00%	0.00%	0.00%	0.00%

	69.50%	58.72%	59.19%	56.78%	58.30%

Total investments	100.00%	98.72%	97.88%	97.88%	95.94%

Other assets and liabilities, net*		1.28%	2.12%	2.12%	4.06%

		100.00%	100.00%	100.00%	100.00%

*	Includes short term investments of 0.78%, 0.36%, 0.29% and 2.50% as of 10/31/2004, 6/30/2004, 3/31/2004, and 12/31/2003, respectively, and cash, foreign currency, pending trades, fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FIXED INCOME FUND

INVESTMENT ADVISER’S REPORT

The total return for Old Westbury Fixed Income Fund (the “Fixed Income Fund” or “portfolio”) for the fiscal year ended October 31, 2004 was 2.77%. In comparison, the Lehman Brothers Government/Credit Total Index1 rose 5.57% for the same period.

When our fiscal year began, rates across the yield curve were historically low, especially short-term rates. As the year progressed short-term rates began rising, while longer-term rates declined modestly. This activity led to a “flattening” of the yield curve.

Two factors accounted for much of our underperformance versus our benchmark. First, the Lehman Brothers Government/Credit Total Index was more heavily weighted with corporate securities than was the portfolio. Second, the portfolio’s duration was shorter than that of the index.

Corporate bonds, especially those of marginal quality, performed better than Treasury securities. The Fed did not raise rates until the last few months of the period, while the economy improved, improving investors’ perceptions of the creditworthiness of the corporate sector.

Looking ahead, we note that interest rates and inflation measures are likely to increase, and we are planning to maintain a lower-than-average duration exposure. In this environment, we are more concerned with protecting principal than stretching for yield. We also do not believe many corporate securities are offering yields sufficient to compensate for the risks facing corporate credits—risks that we do not believe are shared by government securities—which is why we remain overweighted in Treasury securities.

Finally, our analysis suggests that the yield curve will continue to flatten. We think all rates will rise, but that shorter-term rates will rise faster, thus closing the gap between short and long yields. We believe the

[1]	The Lehman Brothers Government/Credit Total Index is composed of all bonds that are investment grade: rated Baa or higher by Moody’s Investor Services (“Moody’s”) or BBB or higher by Standard & Poor’s (“S&P”), in unrated by Moody’s. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. This index is unmanaged, and investments cannot be made directly in an index.

OLD WESTBURY FIXED INCOME FUND

INVESTMENT ADVISER’S REPORT

(Continued)

best way to construct the Portfolio’s duration is through a “barbell” structure, mixing short and long securities to produce an intermediate duration.

As of October 31, 2004, approximately 88.9% of the Fixed Income Fund’s assets were invested in government-related securities, 7.5% in corporate securities, 1.8% in municipal bonds and 1.8% in cash and other assets. The average weighted maturity of the Fixed Income Fund’s holdings was approximately 5.7 years; the average credit quality was AA+.2

The Fixed Income Fund is subject to interest-rate risk. When interest rates rise, bond prices fall; therefore, in a rising interest rate market, the portfolio may experience loss of principal.

[2]	Based on S&P bond quality ratings. The composition of the Fixed Income Fund’s portfolio is subject to change.

OLD WESTBURY FIXED INCOME FUND

INVESTMENT ADVISER’S REPORT

(Continued)

                                    [CHART]

Average Annual Total Returns
For the Period Ended October 31, 2004

Old Westbury Fixed Income Fund

One Year	2.77%
Five Year	6.35%
Since Inception (March 12, 1998)	5.72%

Lehman Brothers Government/Credit Bond Index

One Year	5.57%
Five Year	7.87%
March 12, 1998 to October 31, 2004	6.81%

The chart above illustrates the total value of a $10,000 investment from inception, with dividends and capital gains reinvested. The Lehman Brothers Government/Credit Bond Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

The performance data quoted represent past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

OLD WESTBURY FIXED INCOME FUND

INVESTMENT ADVISER’S REPORT

(Concluded)

PORTFOLIO ASSET ALLOCATION

Old Westbury Fixed Income Fund
10/31/04
U.S. Government Securities	88.90%
Corporate Bonds	7.50
Municipal Bonds	1.80

Total investments	98.20
Other assets and liabilities, net*	1.80

100.00%

*	Includes cash and equivalents, pending trades and fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY MUNICIPAL BOND FUND

INVESTMENT ADVISER’S REPORT

The total return for Old Westbury Municipal Bond Fund (the “Municipal Bond Fund” or “portfolio”) for the fiscal year ended October 31, 2004 was 4.56%. In comparison, the Lehman Brothers Municipal Bond Index1 rose 6.03% for the same period.

Municipal bond prices are driven to a large extent by interest-rate activity, and there was plenty of movement all along the yield curve throughout our fiscal year. At the beginning of the fiscal year, with the Fed Funds rate near a 45-year low, there was a wide yield spread. But it was our belief that, as the economy continued to recover, interest rates would rise and the yield spread would narrow.

Acting on this analysis, we made a number of changes to the portfolio. First, we reduced our duration below our benchmark’s duration. Second, we reduced the exposure to intermediate-term securities (bonds with maturities of 3-8 years).

During the last 12 months, the yield curve did flatten to some degree. However, the Portfolio’s performance was compromised by the fact that rates, overall, did not rise as quickly as we expected. With the Portfolio’s duration kept relatively short, we lost some ground when compared to our benchmark.

The Federal Reserve continued pushing short-term rates higher, with increases in November and December. We see more positives than negatives for the economy, another impetus for rising yields. Consequently, our approach to municipal bond investing remains unchanged.

[1]	The Lehman Brothers Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. To be included in the Lehman Brothers Municipal Bond Index, bonds must have a minimum credit rating from Moody’s of at least Baa. The bonds also must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. This index is unmanaged, and investments cannot be made directly in the index.

OLD WESTBURY MUNICIPAL BOND FUND

INVESTMENT ADVISER’S REPORT

(Continued)

We continue our high-quality bias in favor issues with AAA or AA ratings. We believe this is the right approach in the current environment, where bond investors are not being paid adequate yield premiums for taking on additional risk. Also, a higher-quality bond typically would be easier to sell in a market where prices could vary widely. Finally, as in the past, we expect to own no bonds that are subject to the alternative minimum tax.2

As of October 31, 2004, the Portfolio was well diversified, with holdings in approximately 196 municipalities. The average weighted maturity of these holdings was approximately 6.2 years; the average credit quality was AA.2

The Municipal Bond Fund is not subject to federal income taxation, but holdings may be subject to the Alternative Minimum Tax (AMT). The Portfolio also is subject to interest-rate risk. When interest rates rise, bond prices fall; therefore, in a rising interest rate market, the portfolio may experience loss of principal.

[2]	Based on S&P bond quality ratings. The composition of the Municipal Bond Fund’s portfolio is subject to change.

OLD WESTBURY MUNICIPAL BOND FUND

INVESTMENT ADVISER’S REPORT

(Continued)

                                    [CHART]

Average Annual Total Returns
For the Period Ended October 31, 2004

Old Westbury Municipal Bond Fund

One Year	4.56%
Five Year	7.04%
Since Inception (March 6, 1998)	5.66%

Lehman Brothers Municipal Bond Index

One Year	6.03%
Five Year	7.19%
March 6, 1998 to October 31, 2004	5.91%

The chart above illustrates the total value of a $10,000 investment from inception, with dividends and capital gains reinvested. The Lehman Brothers Municipal Bond Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

The performance data quoted represent past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

OLD WESTBURY MUNICIPAL BOND FUND

INVESTMENT ADVISER’S REPORT

(Concluded)

PORTFOLIO DIVERSIFICATION BY STATE

Old Westbury Municipal Bond Fund
10/31/04
States:
Alabama	0.6%
Arizona	1.0
Arkansas	0.2
California	1.5
Colorado	3.2
Connecticut	2.3
Florida	3.5
Illinois	11.0
Indiana	8.9
Iowa	0.9
Kansas	1.2
Kentucky	0.6
Maine	0.3
Massachusetts	2.3
Michigan	6.6
Minnesota	0.6
Nebraska	0.2
Nevada	2.4
New Jersey	4.3
New Mexico	1.2
New York	8.2
North Carolina	0.7
Ohio	5.5
Oregon	1.9
Pennsylvania	0.3
Puerto Rico	0.6
Rhode Island	0.6
South Carolina	1.6
Tennessee	2.5
Texas	8.0
Virginia	1.0
Washington	3.3
West Virginia	0.6
Wisconsin	9.4

Total investments	97.0
Other assets and liabilities, net*	3.0

100.0%

*	Includes cash and equivalents, pending trades and fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY LARGE CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004

Shares	Security Description	Value
COMMON STOCKS—95.4%
	AEROSPACE & DEFENSE—3.3%
157,565	Honeywell International, Inc.	$ 5,306,789
45,810	United Technologies Corp.	4,252,084

		9,558,873

	BASIC MATERIALS—3.2%
63,870	E.I. du Pont de Nemours & Co.	2,738,107
72,380	International Paper Co.	2,787,354
85,540	Monsanto Co.	3,656,835

		9,182,296

	CAPITAL GOODS—1.0%
47,940	Deere & Co.	2,865,853

	COMMUNICATION SERVICES—1.4%
189,100	Sprint Corp.	3,961,645

	COMMUNICATIONS EQUIPMENT—2.5%
191,795	Avaya, Inc. (b)	2,761,848
256,010	Motorola, Inc.	4,418,733

		7,180,581

	COMPUTER RELATED—6.5%
239,855	Cisco Systems, Inc. (b)	4,607,615
109,395	Dell, Inc. (b)	3,835,389
257,675	EMC Corp. (b)	3,316,277
30,995	International Business Machines Corp.	2,781,801
53,630	Lexmark International, Inc. (b)	4,457,189

		18,998,271

	COMPUTER SOFTWARE/SERVICES—6.4%
51,700	Adobe Systems, Inc.	2,896,751
333,680	Microsoft Corp.	9,339,703
176,700	Yahoo!, Inc. (b)	6,394,773

		18,631,227

See Notes to Financial Statements.

OLD WESTBURY LARGE CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Shares	Security Description	Value
COMMON STOCKS—Continued
	CONSUMER CYCLICAL—5.6%
80,530	Bed Bath & Beyond, Inc. (b)	$ 3,284,819
179,835	Gap, Inc. (The)	3,593,103
73,050	International Game Technology	2,413,572
130,095	Wal-Mart Stores, Inc.	7,014,722

		16,306,216

	CONSUMER STAPLES—7.7%
97,000	Anheuser-Busch Cos., Inc.	4,845,150
157,130	Avon Products, Inc.	6,214,491
76,000	Clorox Co.	4,149,600
52,450	Coca-Cola Co. (The)	2,132,617
96,150	Hershey Foods Corp.	4,873,844

		22,215,702

	DIVERSIFIED—5.9%
80,530	3M Co.	6,246,713
179,835	General Electric Co.	6,135,970
50,330	Illinois Tool Works, Inc.	4,644,452

		17,027,135

	ENERGY—7.9%
66,400	Baker Hughes, Inc.	2,843,912
39,600	ConocoPhillips	3,338,676
45,570	Devon Energy Corp.	3,370,813
47,750	Entergy Corp.	3,120,940
206,240	Exxon Mobil Corp.	10,151,133

		22,825,474

	FINANCE—17.8%
116,935	American Express Co.	6,205,740
70,500	American International Group, Inc.	4,280,055
115,800	Bank of America Corp.	5,186,682
132,300	Citigroup, Inc.	5,870,151

See Notes to Financial Statements.

OLD WESTBURY LARGE CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Shares	Security Description	Value
COMMON STOCKS—Continued
	FINANCE—Continued
58,400	Fifth Third Bancorp	$ 2,872,696
61,950	Goldman Sachs Group, Inc. (The)	6,094,641
101,350	Mellon Financial Corp.	2,929,015
87,000	Morgan Stanley	4,444,830
111,760	Prudential Financial, Inc.	5,193,487
201,700	U.S. Bancorp	5,770,637
49,325	Wells Fargo & Co.	2,945,689

		51,793,623

	HEALTHCARE—14.8%
96,080	Amgen, Inc. (b)	5,457,344
113,650	Biomet, Inc.	5,305,182
64,800	Eli Lilly & Co.	3,558,168
124,700	Gilead Sciences, Inc. (b)	4,318,361
65,580	Johnson & Johnson	3,828,560
143,375	Medtronic, Inc.	7,327,896
221,860	Pfizer, Inc.	6,422,847
55,330	UnitedHealth Group, Inc.	4,005,892
78,050	Varian Medical Systems, Inc. (b)	3,133,708

		43,357,958

	MULTIMEDIA—3.8%
180,150	Viacom, Inc.—Class B	6,573,674
173,500	Walt Disney Co. (The)	4,375,670

		10,949,344

	RESTAURANTS—1.9%
192,200	McDonald’s Corp.	5,602,630

	SEMICONDUCTORS—3.3%
145,200	Analog Devices, Inc.	5,845,752
167,000	Intel Corp.	3,717,420

		9,563,172

See Notes to Financial Statements.

OLD WESTBURY LARGE CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Concluded)

Principal Amount/ Shares	Security Description	Value
COMMON STOCKS—Continued
	TRANSPORTATION—1.3%
39,955	FedEx Corp.	$ 3,640,700

	UTILITIES—1.1%
97,700	P G & E Corp. (b)	3,130,308

TOTAL COMMON STOCKS (Cost $245,646,004)		276,791,008

INVESTMENT COMPANY—3.6%
10,314,850	SEI Daily Income Government II Fund	10,314,850

TOTAL INVESTMENT COMPANY (Cost $10,314,850)		10,314,850

U.S. GOVERNMENT AGENCY—1.0%
	FEDERAL HOME LOAN BANKS—1.0%
$3,000,000	1.72%, 11/23/2004	2,996,644

TOTAL U.S. GOVERNMENT AGENCY (Cost $2,996,847)		2,996,644

TOTAL INVESTMENTS (Cost $258,957,701) (a)—100.0%		290,102,502

LIABILITIES IN EXCESS OF OTHER ASSETS—0.0%		(57,833)

NET ASSETS—100.0%		$290,044,669

(a)	Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$36,530,861
Unrealized depreciation	(5,386,060)

Net unrealized appreciation	$31,144,801

Aggregate cost for federal income tax purposes is substantially the same.

(b)	Non-income producing security.

See Notes to Financial Statements.

OLD WESTBURY MID CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004

Shares	Security Description	Value
COMMON STOCKS—90.2%
	ADVERTISING—2.0%
392,350	Lamar Advertising Co. (b)	$ 16,251,137

	AEROSPACE & DEFENSE—3.5%
635,500	Goodrich Corp.	19,592,465
127,344	L-3 Communications Holdings, Inc.	8,395,790

		27,988,255

	COMPUTER RELATED—0.1%
26,000	Cisco Systems, Inc. (b)	499,460

	COMPUTER SOFTWARE/SERVICES—8.0%
135,800	CDW Corp.	8,423,674
6,834	CNET Networks, Inc. (b)	55,834
107,000	Cognos, Inc. (b)	4,227,570
332,600	FactSet Research Systems, Inc.	16,576,784
467,885	Fiserv, Inc. (b)	16,628,633
291,200	Intuit, Inc. (b)	13,208,832
19,500	Microsoft Corp.	545,805
25,000	Oracle Corp. (b)	316,500
504,700	Siebel Systems, Inc. (b)	4,794,650

		64,778,282

	CONSUMER CYCLICAL—10.8%
415,500	BJ’s Wholesale Club, Inc. (b)	12,061,965
333,000	Brinker International, Inc. (b)	10,755,900
454,400	Dick’s Sporting Goods, Inc. (b)	16,358,400
355,781	Dollar Tree Stores, Inc. (b)	10,282,071
416,000	Gentex Corp.	13,732,160
74,200	Lowe’s Cos., Inc.	4,175,976
455,243	Tiffany & Co.	13,352,277
169,300	Williams-Sonoma, Inc. (b)	6,462,181

		87,180,930

	CONSUMER STAPLES—5.0%
209,300	Anheuser-Busch Cos., Inc.	10,454,535
12,000	Colgate-Palmolive Co.	535,440
568,000	Cott Corp. (b)	14,915,680

See Notes to Financial Statements.

OLD WESTBURY MID CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Shares	Security Description	Value
COMMON STOCKS—Continued
	CONSUMER STAPLES—Continued
231,469	Kraft Foods, Inc.—Class A	$ 7,710,232
176,900	Ralcorp Holdings, Inc. (b)	6,501,075
25,000	Sysco Corp.	806,750

		40,923,712

	ENERGY—3.8%
255,080	Exxon Mobil Corp.	12,555,038
349,800	Weatherford International Ltd. (b)	18,280,548

		30,835,586

	ENVIRONMENTAL SERVICES—0.2%
236,400	Allied Waste Industries, Inc. (b)	1,929,024

	FINANCE—13.9%
562,200	Arthur J. Gallagher & Co.	15,797,820
371,000	Associated Banc-Corp.	12,869,990
15,000	Citigroup, Inc.	665,550
412,670	Federated Investors, Inc.—Class B	11,963,303
297,600	Legg Mason, Inc.	18,960,095
151,000	Merrill Lynch & Co., Inc.	8,144,940
275,403	Nationwide Financial Services, Inc.—Class A	9,528,944
411,300	Protective Life Corp.	16,164,090
506,500	SEI Investments Co.	18,228,935

		112,323,667

	HEALTHCARE—13.1%
331,900	Affymetrix, Inc. (b)	10,122,950
296,150	C.R. Bard, Inc.	16,821,320
371,200	Celgene Corp. (b)	10,994,944
491,500	Community Health Systems, Inc. (b)	13,182,030
114,000	Coventry Health Care, Inc. (b)	4,662,600
343,000	Fisher Scientific International, Inc. (b)	19,674,480
15,000	Medtronic, Inc.	766,650
21,700	Vertex Pharmaceuticals, Inc. (b)	236,096
384,450	Zimmer Holdings, Inc. (b)	29,829,476

		106,290,546

See Notes to Financial Statements.

OLD WESTBURY MID CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Shares	Security Description	Value
COMMON STOCKS—Continued
	INDUSTRIALS—11.8%
256,800	Avery-Dennison Corp.	$ 15,623,712
239,200	Dover Corp.	9,393,384
744,000	Herman Miller, Inc.	17,186,400
568,600	Joy Global, Inc.	19,212,994
613,300	Thomas & Betts Corp.	17,380,922
294,200	W.W. Grainger, Inc.	17,237,178

		96,034,590

	MATERIALS—7.1%
427,000	Bowater, Inc.	15,730,680
254,000	Ecolab, Inc.	8,597,900
595,000	Pactiv Corp. (b)	14,095,550
389,800	Vulcan Materials Co.	19,404,244

		57,828,374

	MULTIMEDIA—4.2%
366,000	E.W. Scripps Co.—Class A (The)	17,465,520
410,500	New York Times Co.—Class A (The)	16,440,525

		33,906,045

	SEMICONDUCTORS—0.7%
16,000	Analog Devices, Inc.	644,160
40,000	Applied Materials, Inc. (b)	644,000
26,600	Intel Corp.	592,116
377,000	JDS Uniphase Corp. (b)	1,195,090
87,200	Microchip Technology, Inc.	2,637,800

		5,713,166

	TRANSPORTATION—6.0%
332,020	Expeditors International of Washington, Inc.	18,958,342
671,700	JetBlue Airways Corp. (b)	14,810,985
156,000	Landstar System, Inc. (b)	10,598,640
261,000	Southwest Airlines Co.	4,115,970

		48,483,937

TOTAL COMMON STOCKS (Cost $635,182,557)		730,966,711

See Notes to Financial Statements.

OLD WESTBURY MID CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Concluded)

Principal Amount/ Shares	Security Description	Value
INDEX-LINKED TRUST—4.4%
325,000	S&P 400 Mid-Cap Depositary Receipt	$ 35,815,000

TOTAL INDEX-LINKED TRUST (Cost $28,659,307)		35,815,000

INVESTMENT COMPANY—1.8%
14,537,600	Federated Trust for U.S. Treasury Obligations	14,537,600

TOTAL INVESTMENT COMPANY (Cost $14,537,600)		14,537,600

U.S. GOVERNMENT AGENCIES—3.3%
	FANNIE MAE—1.8%
$15,000,000	1.82%, 11/17/2004	14,987,533

	FEDERAL HOME LOAN BANK—1.5%
12,000,000	1.72%, 11/23/2004	11,986,576

TOTAL U.S. GOVERNMENT AGENCIES (Cost $26,975,653)		26,974,109

TOTAL INVESTMENTS (Cost $705,355,117) (a)—99.7%		808,293,420

OTHER ASSETS IN EXCESS OF LIABILITIES—0.3%		2,374,236

NET ASSETS—100.0%		$810,667,656

(a)	Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$125,670,741
Unrealized depreciation	(22,732,438)

Net unrealized appreciation	$102,938,303

Aggregate cost for federal income tax purposes is substantially the same.

(b)	Non-income producing security.

See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004

Shares	Security Description	Value
COMMON STOCKS—98.5%
FINLAND—1.2%
	BASIC MATERIALS—1.2%
469,472	UPM-Kymmene Oyj	$ 9,256,469

FRANCE—9.6%
	BUILDING PRODUCTS—1.8%
156,403	Lafarge SA	14,235,040

	CHEMICALS—1.2%
61,110	L’Air Liquide SA	9,841,243

	CONSUMER GOODS—1.0%
223,793	Valeo SA	8,241,363

	DIVERSIFIED—1.2%
143,171	LVMH Moet Hennessy Loui V SA	9,779,875

	FINANCE—2.5%
289,663	BNP Paribas SA	19,657,642

	SERVICES—1.9%
358,748	Accor SA	14,849,472

		76,604,635

GERMANY—7.4%
	CHEMICALS—0.8%
101,481	BASF AG	6,331,808

	DIVERSIFIED—2.3%
247,060	Siemens AG—Registered	18,384,943

	FINANCE—2.7%
271,700	Deutsche Bank AG—Registered	20,667,825

	TELECOMMUNICATIONS—1.6%
679,925	Deutsche Telekom AG (b)	13,008,069

		58,392,645

See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Shares	Security Description	Value
COMMON STOCKS—Continued
HONG KONG—11.1%
	DIVERSIFIED—9.4%
19,388,661	China Resources Enterprises Ltd.	$ 27,027,646
8,128,735	Citic Pacific Ltd.	20,782,926
3,507,405	Hutchison Whampoa Ltd.	26,924,923

		74,735,495

	SEMICONDUCTORS AND RELATED SERVICES—0.5%
18,780,248	Semiconductor Manufacturing (b)	3,932,960

	TRANSPORTATION—1.2%
28,838,610	Sinotrans Ltd.—Class H	9,262,857

		87,931,312

ITALY—4.2%
	ENERGY—2.5%
892,734	Eni SpA	20,213,711

	MULTIMEDIA—1.7%
1,188,740	Mediaset SpA	13,518,496

		33,732,207

JAPAN—27.2%
	BASIC MATERIALS—1.4%
4,872,924	Nippon Steel Corp.	11,380,404

	BUILDING PRODUCTS—0.8%
494,367	Hitachi Construction Machinery Co. Ltd.	6,024,210

	CONSUMER GOODS—5.8%
681,761	Aeon Co., Ltd.	10,888,659
216,537	Honda Motor Co. Ltd.	10,440,432
261,596	Kao Corp.	6,023,187
218,030	Toyota Motor Corp.	8,479,743
672,145	Yamaha Corp.	10,247,695

		46,079,716

See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Shares	Security Description	Value
COMMON STOCKS—Continued
JAPAN—Continued
	DIVERSIFIED—1.0%
1,067,803	Sumitomo Corp.	$ 7,933,860

	ELECTRONICS & ELECTRICAL EQUIPMENT—3.9%
2,126,513	NEC Corp.	11,775,023
974,872	Sumitomo Electric Industries Ltd.	9,226,352
188,032	Tokyo Electron Ltd.	10,181,599

		31,182,974

	ENERGY—1.2%
24,415	Electric Power Development Co. Ltd.	636,873
387,254	Tokyo Electric Power Co., Inc.	8,752,327

		9,389,200

	FINANCE—5.1%
2,160	Mitsubishi Tokyo Financial Group, Inc.	18,306,808
874,756	Nomura Holdings, Inc.	10,708,944
836	Sapporo Hokuyo Holdings, Inc.	5,463,641
662,228	Sompo Japan Insurance, Inc.	5,762,300

		40,241,693

	HEALTHCARE—1.4%
236,164	Takeda Pharmaceutical Co. Ltd.	11,386,757

	MACHINERY / MACHINE TOOLS—2.4%
1,607,018	Amada Co. Ltd.	8,535,250
96,069	SMC Corp.	10,268,228

		18,803,478

	REAL ESTATE—1.5%
56	NTT Urban Development Corp. (c)	237,310
1,093,212	Sumitomo Realty & Development Co. Ltd.	11,993,521

		12,230,831

	TELECOMMUNICATIONS—1.9%
8,662	NTT DoCoMo, Inc.	15,253,734

See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Shares	Security Description	Value
COMMON STOCKS—Continued
JAPAN—Continued
	TRANSPORTATION—0.8%
907,123	Keio Electric Railway Co. Ltd.	$ 4,792,316
459,016	Sumitomo Warehouse Co. Ltd. (The)	1,953,811

		6,746,127

		216,652,984

NETHERLANDS—6.8%
	CONSUMER GOODS—1.9%
257,853	Unilever NV CVA	14,956,880

	ELECTRONICS & ELECTRICAL EQUIPMENT—0.4%
121,210	Philips Electronics NV	2,860,134

	ENERGY—2.3%
330,580	Royal Dutch Petroleum Co.	17,909,695

	FINANCE—2.2%
702,805	ING Groep—NV CVA	18,550,555

		54,277,264

NORWAY—1.3%
	TELECOMMUNICATIONS—1.3%
1,336,038	Telenor ASA	10,607,872

SINGAPORE—1.6%
	REAL ESTATE—1.6%
3,294,435	City Developments Ltd.	12,463,558

SPAIN—3.1%
	FINANCE—1.3%
668,235	Banco Bilbao Vizcaya Argentaria SA	10,455,343

	TELECOMMUNICATIONS—1.8%
861,255	Telefonica SA	14,176,533

		24,631,876

SWEDEN—1.1%
	MACHINERY / MACHINE TOOLS—1.1%
228,148	Sandvik AB	8,515,678

See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Shares	Security Description	Value
COMMON STOCKS—Continued
SWITZERLAND—5.4%
	FINANCE—1.4%
316,781	Credit Suisse Group	$ 10,797,105

	HEALTHCARE—4.0%
428,614	Novartis AG—Registered	20,370,269
113,223	Roche Holding AG—Genusschein	11,534,808

		31,905,077

		42,702,182

UNITED KINGDOM—18.5%
	CONSUMER GOODS—1.9%
1,410,521	Compass Group Plc	5,815,121
1,802,104	Tesco Plc	9,476,729

		15,291,850

	ENERGY—0.8%
635,856	BP Plc	6,145,793

	FINANCE—9.3%
1,002,186	Barclays Plc	9,769,148
1,424,929	HSBC Holdings Plc	22,962,849
2,213,283	Prudential Plc	16,241,875
822,846	Royal Bank of Scotland Group Plc (The)	24,198,604

		73,172,476

	HEALTHCARE—2.2%
846,274	GlaxoSmithKline Plc	17,785,707

	TELECOMMUNICATIONS—2.9%
9,047,057	Vodafone Group Plc	23,124,814

	TOBACCO—1.4%
762,914	British American Tobacco Plc	11,462,679

		146,983,319

TOTAL COMMON STOCKS (Cost $692,989,673)		782,752,001

See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Concluded)

Shares	Security Description	Value
INVESTMENT COMPANY—0.8%
6,225,200	Federated Trust for U.S. Treasury Obligations	$ 6,225,200

TOTAL INVESTMENT COMPANY (Cost $6,225,200)		6,225,200

RIGHTS—0.1%
UNITED KINGDOM—0.1%
	FINANCE—0.1%
364,372	Prudential PLC-Rights NP (b)	614,228

TOTAL RIGHTS (Cost $0)		614,228

WARRANT—0.1%
	SINGAPORE—0.1%
	REAL ESTATE—0.1%
252,867	City Developments Ltd., Expires 05/10/2006	580,064

TOTAL WARRANT (Cost $0)		580,064

TOTAL INVESTMENTS (Cost $699,214,873) (a)—99.5%		790,171,493

OTHER ASSETS IN EXCESS OF LIABILITIES—0.5%		3,935,033

NET ASSETS—100.0%		$794,106,526

(a)	Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$117,142,017
Unrealized depreciation	(26,185,397)

Net unrealized appreciation	$90,956,620

Aggregate cost for federal income tax purposes is substantially the same.

(b)	Non-income producing security.

(c)	Fair valued security under procedures established by the Funds’ Board of Directors.

See Notes to Financial Statements.

OLD WESTBURY FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004

Principal Amount	Security Description	Value
U.S. GOVERNMENT AGENCIES—57.7%
	FANNIE MAE—23.6%
$9,725,000	1.78%, 11/09/2004	$ 9,721,286
3,100,000	1.67%, 11/24/2004	3,096,593
2,840,000	1.76%, 12/08/2004	2,834,658
400,000	5.75%, 06/15/2005	408,526
2,404	8.00%, 09/01/2006	2,481
2,000,000	7.25%, 01/15/2010, Series B	2,330,250
34,349	7.50%, 08/01/2025, Pool #250322	36,969

		18,430,763

	FEDERAL AGRICULTURAL MORTGAGE CORP.—0.7%
500,000	5.90%, 03/03/2009, MTN	547,974

	FEDERAL HOME LOAN BANKS—31.5%
1,705,000	2.00%, 11/15/2004, Series 7704	1,704,961
200,000	3.88%, 12/15/2004, Series 273	200,435
5,000,000	1.84%, 12/27/2004	4,985,765
500,000	4.38%, 02/15/2005, Series 8905	503,297
4,115,000	5.38%, 02/15/2005—05/15/2006	4,251,302
500,000	7.13%, 02/15/2005	507,229
100,000	7.59%, 03/10/2005, Series Q-05	101,959
600,000	4.13%, 05/13/2005, Series GJ05	605,948
650,000	7.25%, 05/13/2005	667,502
900,000	1.50%, 08/19/2005, Series 449	893,988
1,550,000	4.75%, 05/15/2006, Series 6F06	1,599,109
395,000	5.25%, 08/15/2006	412,137
5,195,000	4.88%, 11/15/2006—05/15/2007, Series TV06	5,406,147
500,000	6.50%, 11/15/2006, Series TD06	536,241
1,100,000	2.88%, 02/15/2007, Series T307	1,097,991
1,000,000	6.63%, 11/15/2010, Series ID10	1,143,060

		24,617,071

See Notes to Financial Statements.

OLD WESTBURY FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Principal Amount	Security Description	Value
U.S. GOVERNMENT AGENCIES—Continued
	FREDDIE MAC—0.0%
$ 2,770	7.50%, 05/01/2005, Pool #140094	$ 2,803

	GOVERNMENT NATIONAL MORTGAGE ASSOC.—0.4%
307,168	8.50%, 10/15/2017, Pool #780291	338,865
913	9.00%, 02/15/2020, Pool #285639	1,029

		339,894

	PRIVATE EXPORT FUNDING—1.5%
380,000	6.62%, 10/01/2005, Series WW	394,468
300,000	5.34%, 03/15/2006, Series M	311,054
500,000	7.95%, 11/01/2006, Series UU	500,000

		1,205,522

TOTAL U.S. GOVERNMENT AGENCIES (Cost $44,659,851)		45,144,027

U.S. GOVERNMENT SECURITIES—31.2%
	U.S. TREASURY BONDS—15.9%
6,000,000	6.00%, 02/15/2026	6,925,080
2,865,000	5.25%, 02/15/2029	3,023,134
1,850,000	3.38%, 04/15/2032 (b)	2,513,518

		12,461,732

	U.S. TREASURY NOTES—15.3%
1,525,000	5.75%, 11/15/2005—08/15/2010	1,620,796
500,000	6.88%, 05/15/2006	533,731
2,300,000	7.00%, 07/15/2006	2,473,309
925,000	6.50%, 10/15/2006	994,339
1,900,000	6.13%, 08/15/2007	2,070,109
2,250,000	4.75%, 11/15/2008	2,391,326
1,000,000	4.25%, 01/15/2010 (b)	1,320,182
500,000	3.00%, 07/15/2012 (b)	589,965

		11,993,757

TOTAL U.S. GOVERNMENT SECURITIES (Cost $22,207,509)		24,455,489

See Notes to Financial Statements.

OLD WESTBURY FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Principal Amount	Security Description	Value
CORPORATE BONDS—7.5%
	CHEMICALS—2.1%
$1,650,000	Union Carbide Corp., 6.79%, 06/01/2025, (put 06/01/2005)	$ 1,683,000

	CONSUMER CYCLICAL—0.6%
402,021	Wal-Mart Stores, Inc., Series 92A1, 7.49%, 06/21/2007	432,422

	ENERGY—0.7%
78,880	ChevronTexaco Corp., 8.11%, 12/01/2004	79,222
475,000	Illinova Corp., 6.75%, 03/15/2005	481,398

		560,620

	FINANCE—3.5%
1,024,938	3M Employee Stock Ownership Plan Trust*, 5.62%, 07/15/2009	1,085,286
500,000	General Electric Capital Corp., Series A, MTN, 4.25%, 01/28/2005	502,487
500,000	General Motors Acceptance Corp., MTN, 6.75%, 01/15/2006	517,466
390,000	John Deere Capital Corp., 5.13%, 10/19/2006	405,667
252,000	Natural Rural Utilities Cooperative Finance Corp., 5.75%, 11/01/2008	269,667

		2,780,573

	HEALTHCARE—0.2%
130,000	Kaiser Foundation Hospital, 9.55%, 07/15/2005	136,208

	YANKEE—0.4%
200,000	BP Canada Energy Co., 6.75%, 02/15/2005	202,539
100,000	International Bank for Reconstruction & Development, 7.00%, 01/27/2005	101,124

		303,663

TOTAL CORPORATE BONDS (Cost $5,735,241)		5,896,486

See Notes to Financial Statements.

OLD WESTBURY FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Principal Amount/ Shares	Security Description	Value
MUNICIPAL BONDS—1.8%
	ALABAMA—1.4%
$1,000,000	Alabama Special Care Facilities Finance Authority, Mobile Hospital Revenue Bonds Charity Obligation Group, Series A, 5.00%, 11/01/2014, (Escrowed to Maturity)	$ 1,076,110

	NEW YORK—0.0%
25,000	New York State Dormitory Authority Revenue Bonds, Taxable, Series B, 2.60%, 12/15/2007	24,514

	TEXAS—0.4%
320,000	Texas State GO, Taxable, 6.15%, 12/01/2006	334,957

TOTAL MUNICIPAL BONDS (Cost $1,408,542)		1,435,581

INVESTMENT COMPANY—0.6%
437,500	SEI Daily Income Government II Fund	437,500

TOTAL INVESTMENT COMPANY (Cost $437,500)		437,500

TOTAL INVESTMENTS (Cost $74,448,643) (a)—98.8%		77,369,083

OTHER ASSETS IN EXCESS OF LIABILITIES—1.2%		911,922

NET ASSETS—100.0%		$78,281,005

(a)	Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$3,133,456
Unrealized depreciation	(213,016)

Net unrealized appreciation	$2,920,440

Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

OLD WESTBURY FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Concluded)

(b)	Inflation protected security.

*	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board.

GO—General Obligations

MTN—Medium Term Note

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004

Principal Amount	Security Description	Value
MUNICIPAL BONDS—97.0%
	ALABAMA—0.6%
$ 110,000	Alabama State Public School & College Revenue Bonds, Series C, 5.00%, 05/01/2013, (FSA)	$ 120,307
400,000	Alabama Water Pollution Control Authority Revenue Bonds, 5.50%, 08/15/2014, (AMBAC)	448,808

		569,115

	ARIZONA—1.0%
800,000	Arizona State Transportation Board Grant Anticipation Revenue Bonds, Series A, 5.00%, 07/01/2014	896,616

	ARKANSAS—0.2%
200,000	Beaver Water District, Benton & Washington County Revenue Bonds, 3.00%, 11/15/2006, (AMBAC)	203,804

	CALIFORNIA—1.5%
500,000	Los Altos School District GO, Series B, 5.00%, 08/01/2017	539,070
200,000	Napa Valley Unified School District GO, 5.00%, 08/01/2017, (MBIA)	219,640
500,000	San Jose Unified School District GO, Santa Clara County, Series A, 5.25%, 08/01/2016, (FSA)	562,530

		1,321,240

	COLORADO—3.2%
1,000,000	Colorado Health Facility Authority Revenue Bonds, Series B-3, 1.68%, 12/01/2025, (MBIA)*	1,000,000

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	COLORADO—Continued
$ 650,000	Colorado Water Reserve & Power Development Revenue Bonds, Series C, 5.00%, 09/01/2015, (MBIA)	$ 724,490
575,000	Denver City & County Medical Facilities GO, Series B, 4.25%, 08/01/2017, (MBIA)	590,761
485,000	Longmont Sales & Use Tax Revenue Bonds, 5.63%, 11/15/2017	547,604

		2,862,855

	CONNECTICUT—2.3%
1,385,000	Danbury GO, 5.00%, 08/01/2014, (FGIC)	1,562,017
500,000	Torrington GO, 4.88%, 09/15/2005, (FGIC)	513,195

		2,075,212

	FLORIDA—3.5%
200,000	Clearwater Housing Authority Revenue Bonds, 4.95%, 06/01/2007, (FSA)	210,792
250,000	Florida State Division of Bond Finance Department General Services	279,008
	Revenue Bonds, Series A, 5.38%, 07/01/2010, (FGIC)
1,000,000	Jacksonville Transportation Revenue Bond, 1.65%, 10/01/2020, (XLCA)*	1,000,000
1,000,000	Miami-Dade County School Board, Series B, 1.67%, 08/01/2027, (AMBAC)*	999,999
400,000	Miami-Dade County Water & Sewer Revenue Bonds, 4.00%, 10/01/2005, (MBIA)	407,764
150,000	Port Orange Water & Sewer Revenue Bonds, 5.00%, 10/01/2016, (AMBAC)	165,503

		3,063,066

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	ILLINOIS—11.0%
$ 400,000	Chicago Board of Education, Chicago School Reformatory GO, 6.75%, 12/01/2008, (AMBAC)	$ 467,548
1,000,000	Chicago Board of Education, Series B-1, 1.69%, 03/01/2032, (CIFG)*	999,999
500,000	Chicago GO, Series A-2, 6.25%, 01/01/2013, (AMBAC)	598,190
315,000	Chicago GO, Series B, 5.00%, 01/01/2011, (AMBAC)	348,299
225,000	Chicago Neighborhoods Alive 21 Program GO, Series A, 5.88%, 01/01/2019, (FGIC)	257,526
115,000	Cook County School District No. 100 Berwyn South GO, Series D, 3.25%, 12/01/2007, (FSA)	119,164
255,000	Cook County School District No. 100 Berwyn South GO, Series D, 4.00%, 12/01/2009—12/01/2011, (FSA)	268,902
435,000	Cook County School District No. 100 Berwyn South GO, Series D, 5.00%, 12/01/2012—12/01/2013, (FSA)	486,577
150,000	Cook County School District No. 153 Homewood GO, Series A, 5.00%, 12/01/2009	166,229
285,000	Cook County School District No. 92.5 Westchester GO, 5.00%, 12/01/2010, (FSA)	316,760
150,000	Du Page County Community Unit School District No. 202 Lisle GO, 5.55%, 12/30/2017, (FSA)	167,589
100,000	Du Page County High School District No. 087 Glenbard Township GO, Series A, 4.50%, 12/01/2005	102,597
260,000	Freeport Sewer System Improvements GO, 5.55%, 12/01/2014, (AMBAC)	294,546

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	ILLINOIS—Continued
$ 100,000	Gail Borden Public Library District GO, 4.63%, 12/15/2008, (FGIC)	$ 108,750
400,000	Illinois State GO, First Series, 5.00%, 12/01/2009, (FSA)	442,072
500,000	Illinois State GO, First Series, 5.50%, 08/01/2015	555,375
400,000	Illinois State Sales Tax Revenue Bonds, Series Z, 5.00%, 06/15/2012	434,332
210,000	Kane County Community Unit School District No. 304 Geneva GO, 6.10%, 06/01/2006, (FGIC)	223,201
80,000	Northern Illinois University Auxiliary Facilities Systems Revenue Bonds, 5.50%, 04/01/2013, (AMBAC)	88,627
100,000	Piatt, Champaign & De Witt Counties Community School District No. 025 GO, Series B, 4.60%, 10/01/2012, (MBIA)	108,859
100,000	Rockford GO, Series A, 5.38%, 12/15/2013, (FSA)	111,985
2,000,000	Rosemont GO, Series A, 5.00%, 12/01/2019, (FGIC)	2,167,459
460,000	University of Illinois Certificates of Participation, U I-Intergrate Project, 5.00%, 10/01/2014, (AMBAC)	512,288
250,000	Will County, School District No. 122 GO, Series B, 5.20%, 11/01/2016, (FGIC)	272,933

		9,619,807

	INDIANA—8.9%
150,000	Avon Two Thousand School Building Corp., First Mortgage Revenue Bonds, 5.00%, 07/15/2006, (FGIC)	157,326

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	INDIANA—Continued
$ 100,000	East Allen Multiple School Building Corp., First Mortgage Revenue Bonds, 5.05%, 07/15/2005, (FSA)	$ 102,269
315,000	East Allen Multiple School Building Corp., First Mortgage Revenue Bonds, 5.00%, 07/10/2014, (FSA)	340,783
115,000	East Allen Multiple School Building Corp., First Mortgage Revenue Bonds, 5.13%, 07/10/2015, (FSA)	124,834
460,000	Franklin Community Multiple School Building Corp., First Mortgage Revenue Bonds, 5.13%, 07/15/2012, (FSA)	508,332
75,000	Franklin Township School Building Corp., Marion County, First Mortgage Revenue Bonds, 5.75%, 07/15/2010	86,195
175,000	Huntington Countywide School Building Corp. II, First Mortgage Revenue Bonds, 5.38%, 07/15/2016, (MBIA)	195,624
485,000	Indiana Bond Bank, Special Program-South Bend Revenue Bonds, Series E, 5.00%, 09/01/2016, (MBIA)	523,800
250,000	Indiana Bond Bank, Special Project Revenue Bonds, Series A, 6.25%, 02/01/2011, (AMBAC)	291,103
1,000,000	Indiana Health Facilities Finance Authority Revenue Bonds, Series E-4, 1.70%, 11/15/2036, (AMBAC)*	999,999
500,000	Indiana Transportation Finance Authority Highway Revenue Bonds, Series B, 5.00%, 12/01/2009, (AMBAC)	533,790
275,000	Indianapolis-Marion County Public Library GO, Series A, 4.60%, 07/01/2018	287,405

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	INDIANA—Continued
$145,000	Lebanon Middle School Building Corp., First Mortgage Revenue Bonds, 5.05%, 07/15/2011, (FSA)	$ 160,689
400,000	Marion County Convention & Recreational Facilities Authority Excise Tax Revenue Bonds, Series A, 5.50%, 06/01/2013, (MBIA)	452,656
700,000	Mount Vernon of Hancock County Multiple School Building Corp., First Mortgage Revenue Bonds, Series A, 5.25%, 01/15/2014, (State Aid Withholding)	765,995
170,000	Noblesville Elementary Intermediate School Building Corp., First Mortgage GO, 5.30%, 07/15/2009, (FSA)	188,930
205,000	Noblesville Elementary Intermediate School Building Corp., First Mortgage GO, 5.50%, 07/15/2012, (FSA)	231,291
500,000	Noblesville Industrial Redevelopment Authority, Economic Development Revenue Bonds, 5.00%, 07/15/2016, (AMBAC)	541,899
460,000	Noblesville Southeastern Public Library Building Corp., First Mortgage Revenue Bonds, 5.00%, 07/15/2014, (FGIC)	507,500
130,000	Noblesville West School Building Corp., First Mortgage Revenue Bonds, 4.65%, 07/05/2005, (State Aid Withholding)	132,171
530,000	Northern Wells Community School Building Corp., First Mortgage Revenue Bonds, 5.00%, 01/15/2016—07/15/2016, (FGIC)	573,629
135,000	Westfield-Washington Elementary Building Corp., First Mortgage Revenue Bonds, 4.75%, 01/15/2011, (FGIC)	147,223

		7,853,443

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	IOWA—0.9%
$ 250,000	Iowa City Packaging Facilities Revenue Bonds, 5.88%, 07/01/2015, (MBIA)	$ 284,105
500,000	Iowa Finance Authority Iowa State Revolving Fund Revenue Bonds, 5.25%, 02/01/2010	556,650

		840,755

	KANSAS—1.2%
975,000	Johnson County Water District No. 001 Water Revenue Bonds, 5.00%, 12/01/2013	1,076,966

	KENTUCKY—0.6%
195,000	Harlan County School District	203,837
	Finance Corp., School Building Revenue Bonds, Second Series, 4.20%, 06/01/2015
200,000	Harlan County School District Finance Corp., School Building Revenue Bonds, Second Series, 4.30%, 06/01/2016	209,349
120,000	Hopkins County Detention Facility Project GO, 5.63%, 02/01/2016, (FGIC)	134,930

		548,116

	MAINE—0.3%
250,000	Maine Municipal Bond Bank Revenue Bonds, Series B, 5.25%, 11/01/2015	276,133

	MASSACHUSETTS—2.3%
260,000	Lawrence GO, 4.63%, 03/15/2014, (MBIA-State Aid Withholding)	279,474
500,000	Massachusetts State Consolidation Loan GO, Series D, 5.50%, 11/01/2015	581,540
1,000,000	Massachusetts State Special Obligation Consolidation Loan Revenue Bonds, Series A, 5.50%, 06/01/2016, (FGIC)	1,171,100

		2,032,114

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	MICHIGAN—6.6%
$ 95,000	Cedar Springs Public School District School Building & Site GO, 5.25%, 05/01/2016, (Q-SBLF)	$ 106,562
130,000	Central Montcalm Public Schools GO, 5.35%, 05/01/2011, (MBIA Q-SBLF)	143,978
250,000	Detroit Water Supply System Revenue Bonds, Senior Lien, Series A, 5.00%, 07/01/2013, (FGIC)	274,278
490,000	Dundee Community School District School Building & Site GO, 5.38%, 05/01/2014—05/01/2019, (Q-SBLF)	539,689
325,000	East Lansing School District School Building & Site GO, 5.35%, 05/01/2016, (Q-SBLF)	359,028
150,000	Galesburg-Augusta Community Schools GO, 5.38%, 05/01/2014, (Q-SBLF)	165,575
275,000	Gibraltar School District Judgement Bonds GO, 5.00%, 05/01/2007, (MBIA)	294,421
500,000	Livonia Public School District Building & Site GO, 5.63%, 05/01/2014, (FGIC)	570,379
1,000,000	Michigan State Hospital Finance Authority Revenue Bonds, Group B-5, 1.40%, 11/15/2026, (MBIA)*	999,999
750,000	Michigan State Trunk Line Revenue Bonds, Series A, 5.25%, 11/01/2013	852,067
345,000	Portage Public School Building & Site GO, 5.00%, 05/01/2014, (FSA)	379,379
150,000	St. John’s Public Schools GO, 5.00%, 05/01/2013, (FGIC Q-SBLF)	160,397
150,000	Van Buren County GO, 5.00%, 05/01/2015, (AMBAC)	161,586
375,000	Warren Transportation Fund GO, 5.00%, 06/01/2016	400,643

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	MICHIGAN—Continued
$ 400,000	Zeeland Public Schools GO, 5.00%, 05/01/2020, (Q-SBLF)	$ 424,763

		5,832,744

	MINNESOTA—0.6%
500,000	Minnesota Public Facilities Authority Water Pollution Control Revenue Bonds, Series A, 5.13%, 03/01/2013	546,215

	NEBRASKA—0.2%
185,000	Douglas County School District No. 054 Ralston Public School GO, 4.60%, 12/15/2012, (FSA)	200,089

	NEVADA—2.4%
1,000,000	Nevada State GO, Series C, 5.00%, 07/01/2005	1,020,510
500,000	Washoe County GO, 5.00%, 06/01/2017, (MBIA)	517,225
525,000	Washoe County School District GO, 5.13%, 06/01/2011, (FGIC)	581,112

		2,118,847

	NEW JERSEY—4.3%
185,000	Evesham Municipal Utilities Authority Revenue Bonds, Series A, 4.00%, 07/01/2013, (AMBAC)	192,067
200,000	Freehold Regional High School District GO, 5.00%, 03/01/2018, (FGIC)	225,550
495,000	Gloucester County Authority Lease Revenue Bonds, Series A, 5.00%, 12/01/2018, (AMBAC)	539,812
310,000	New Jersey State Certificates of Participation, 5.25%, 06/15/2011, (FSA)	343,548

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	NEW JERSEY—Continued
$ 105,000	New Jersey State Educational Facilities Authority, Drew University Revenue Bonds, Series C, 4.00%, 07/01/2013, (FGIC)	$ 109,878
200,000	New Jersey State Transportation Authority Systems Revenue Bonds, Series A, 5.25%, 12/15/2012, (AMBAC)	227,010
670,000	New Jersey State Transportation Authority Systems Revenue Bonds, Series C, 5.38%, 12/15/2007	729,074
1,235,000	Passaic Valley Water Commission, Water Supply Revenue Bonds, 5.00%, 12/15/2018, (FSA)	1,395,613

		3,762,552

	NEW MEXICO—1.2%
1,000,000	New Mexico Finance Authority, State Office Building Tax Revenue Bonds, Series A, 5.00%, 06/01/2015	1,085,560

	NEW YORK—8.2%
450,000	Bath Central School District GO,	478,350
	4.50%, 06/15/2015, (FGIC-State Aid Withholding)
1,000,000	Long Island Power Authority Electric System Revenue Bonds, Series H, 1.75%, 05/01/2033, (XLCA)*	1,000,000
1,000,000	Metropolitan Transportation Authority Revenue Bonds, Series A, 5.50%, 11/15/2013, (AMBAC)	1,163,430
20,000	New York City GO, Series D, 6.00%, 02/15/2020, (pre-refunded 02/15/2005 @ 101)	20,440

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	NEW YORK—Continued
$ 150,000	New York Local Government Assistance Corp. Revenue Bonds, Series B, 5.25%, 04/01/2005, (MBIA)	$ 152,151
1,000,000	New York State Dormitory Authority Revenue Bonds, Series 3-C, 1.69%, 07/01/2028, (FSA)*	1,000,000
1,000,000	New York State Dormitory Authority, State University Educational Facilities Revenue Bonds, 6.00%, 05/15/2016, (MBIA)	1,156,350
1,000,000	New York State Energy Research & Development Authority Pollution Control Revenue Bonds, 1.55%, 08/01/2028, (AMBAC)*	1,000,000
280,000	Schuylerville Central School District GO, 5.00%, 06/15/2015, (FSA-State Aid Withholding)	308,888
100,000	Sherrill School District GO, 5.00%, 06/15/2014, (FGIC-State Aid Withholding)	110,670
100,000	Triborough Bridge & Tunnel Authority Revenue Bonds, Series B, 5.00%, 11/15/2007	108,325
400,000	Webster Central School District GO, 5.00%, 06/15/2014, (FSA—State Aid Withholding)	448,816
300,000	William Floyd Union Free School District, Mastics-Moriches-Shirley GO, 5.00%, 06/15/2012, (MBIA-State Aid Withholding)	336,075

		7,283,495

	NORTH CAROLINA—0.7%
300,000	Brunswick County GO, 5.00%, 05/01/2015, (FGIC)	331,833
250,000	Raleigh GO, 4.40%, 06/01/2014	263,390

		595,223

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	OHIO—5.5%
$ 500,000	Cincinnati City School District, Classroom Facilities Construction & Improvement GO, 5.00%, 12/01/2005, (FSA)	$ 516,560
400,000	Cincinnati GO, 5.00%, 12/01/2012—12/01/2015	435,739
175,000	Clearview Local School District School Improvement GO, 6.65%, 12/01/2017, (School District Credit Program)	231,572
1,000,000	Delaware City School District GO, 5.00%, 12/01/2015, (MBIA)	1,117,970
520,000	Lorain City School District, Classroom Facilities Improvement GO, 5.00%, 12/01/2012, (MBIA-School District Credit Program)	583,924
100,000	Ohio State Higher Educational Facilities, University of Dayton Revenue Bonds, 5.20%, 12/01/2010, (AMBAC)	109,093
1,000,000	Stark County GO, 5.25%, 12/01/2015, (AMBAC)	1,150,340
500,000	Toledo City School District, School Facilities Improvement GO, 5.00%, 12/01/2015, (FSA-School District Credit Program)	553,975
175,000	Wellston City School District GO, 5.80%, 12/01/2013	207,195

		4,906,368

	OREGON—1.9%
400,000	Oregon State Department of Administrative Services Certificates of Participation, Series C, 5.00%, 11/01/2008, (MBIA)	439,388
750,000	Oregon State Department of Administrative Services GO, 4.00%, 12/01/2012	786,008

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	OREGON—Continued
$ 435,000	Oregon State Department of Administrative Services GO, 5.00%, 12/01/2013	$ 482,271

		1,707,667

	PENNSYLVANIA—0.3%
215,000	New Castle Area School District GO, 4.40%, 03/01/2011, (MBIA-State Aid Withholding)	231,568

	PUERTO RICO—0.6%
500,000	Puerto Rico Housing Finance Authority, Single Family Revenue Bonds, 5.00%, 12/01/2012, (HUD Loan)	542,470

	RHODE ISLAND—0.6%
500,000	Rhode Island State Economic Development Corp. Department of Transportation Revenue Bonds, Series A, 5.00%, 06/15/2014, (FSA)	554,340

	SOUTH CAROLINA—1.6%
250,000	McCormick County School District GO, 5.00%, 03/01/2012, (SCSDE)	278,173
1,000,000	Richland County School District No. 001 GO, 4.75%, 03/01/2014, (SCSDE)	1,102,690

		1,380,863

	TENNESSEE—2.5%
460,000	Kingsport GO, 5.00%, 03/01/2014—03/01/2015, (AMBAC)	509,313
900,000	Kingsport Water & Sewer GO, Series B, 5.00%, 03/01/2014, (AMBAC)	1,005,139
685,000	Robertson County GO, 4.50%, 06/01/2014, (MBIA)	736,539

		2,250,991

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	TEXAS—8.0%
$110,000	Alief Independent School District GO, 5.00%, 02/15/2013, (PSF-GTD)	$ 120,522
750,000	Allen Independent School District GO, 5.00%, 02/15/2021, (PSF-GTD)	797,714
765,000	Dallas Waterworks & Sewer System Revenue Bonds, Series A, 4.00%, 10/01/2015	783,336
220,000	Euless GO, Series A, 5.00%, 02/15/2022, (AMBAC)	232,076
500,000	Fort Worth Independent School District GO, 5.75%, 02/15/2012, (PSF-GTD)	566,590
240,000	Garland GO, 4.50%, 02/15/2019	245,830
470,000	Gregory Portland Independent School District GO, 5.50%, 08/15/2019, (PSF-GTD)	522,114
100,000	Houston GO, Series A, 5.00%, 03/01/2005	101,024
350,000	Klein Independent School District GO, 5.00%, 08/01/2018, (PSF-GTD)	380,814
255,000	Laredo GO, 5.38%, 08/15/2020, (FGIC)	278,325
220,000	McKinney GO, 5.20%, 08/15/2014, (FGIC)	237,362
210,000	Montgomery County Municipal Utility District No. 47 Waterworks & Sewer GO, 6.70%, 10/01/2012, (AMBAC)	219,311
250,000	Montgomery County Municipal Utility District No. 47 Waterworks & Sewer GO, 6.13%, 10/01/2015, (AMBAC)	259,793
290,000	New Braunfels Independent School GO, 5.75%, 02/01/2014, (PSF-GTD)	327,906
150,000	San Antonio GO, 5.25%, 08/01/2013	170,157
295,000	San Felipe Del Rio Independent School District GO, 5.38%, 08/15/2016, (PSF-GTD)	327,919
100,000	Texas State Public Finance Authority Park & Wildlife GO, 5.50%, 10/01/2005	103,253

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	TEXAS—Continued
$ 635,000	Texas State Public Finance Authority Park & Wildlife GO, 5.90%, 10/01/2017	$ 724,237
630,000	Ysleta Independent School District Public Facility Corp. Lease Revenue Bonds, 5.50%, 11/15/2010, (AMBAC)	714,716

		7,112,999

	VIRGINIA—1.0%
100,000	Hampton Public Improvement GO, 5.00%, 01/15/2014, (State Aid Withholding)	112,167
700,000	Virginia Resources Authority Infrastructure Revenue Bonds, Senior Series, 5.00%, 11/01/2015	778,407

		890,574

	WASHINGTON—3.3%
400,000	King County School District No. 403 Renton GO, 4.00%, 12/01/2005, (FSA-School Board Guaranty)	408,784
300,000	King County Sewer GO, Revenue Bonds, 6.25%, 01/01/2035	308,160
250,000	Snohomish County School District No. 006 Mukilteo GO, 5.35%, 12/01/2015, (School Board Guaranty)	276,535
500,000	Snohomish County School District No. 015 Edmonds GO, Series A, 5.00%, 12/01/2015, (FSA-School Board Guaranty)	561,385
100,000	Washington State GO, Series A, 4.75%, 07/01/2016	103,411
1,115,000	Washington State, Motor Vehicle Fuel Tax GO, Series R4B, 5.00%, 07/01/2014—07/01/2015, (MBIA)	1,230,466

		2,888,741

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Principal Amount	Security Description	Value
MUNICIPAL BONDS—Continued
	WEST VIRGINIA—0.6%
$450,000	West Virginia University Revenue Bonds, Series A, 5.50%, 04/01/2017, (MBIA)	$ 524,075

	WISCONSIN—9.4%
280,000	Cedarburg School District GO, Series B, 5.00%, 03/01/2013—03/01/2014, (FSA)	312,729
150,000	Door County GO, Series A, 5.25%, 09/01/2020, (FGIC)	162,308
100,000	Elmbrook School District GO, 3.90%, 04/01/2013	103,058
500,000	Fond Du Lac GO, 4.75%, 03/01/2015—03/01/2017, (FGIC)	537,022
500,000	Fond Du Lac Promissory Notes GO, 4.40%, 05/01/2011, (FGIC)	530,940
225,000	Geneva Joint School District No. 4 GO, 5.25%, 04/01/2012, (FSA)	252,977
100,000	Ladysmith Hawkins School District GO, 4.60%, 09/01/2014, (FGIC)	107,275
450,000	Ladysmith Hawkins School District GO, 4.80%, 09/01/2016, (FGIC)	482,157
130,000	Menomonee Falls Water Systems Mortgage Revenue Bonds, 4.60%, 12/01/2010, (FSA)	141,162
500,000	Milwaukee GO, Series B6, 5.00%, 10/01/2013	557,975
345,000	Oak Creek-Franklin Joint School District GO, 4.30%, 04/01/2007, (FGIC)	362,916
520,000	Osceola School District School Building GO, Series A, 5.13%, 05/01/2017, (FGIC)	559,666
775,000	Outagamie County GO, 5.50%, 04/01/2014	873,881
220,000	Two Rivers Public School District GO, 5.75%, 03/01/2012, (FSA)	252,375

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Continued)

Principal Amount/ Shares	Security Description	Value
MUNICIPAL BONDS—Continued
	WISCONSIN—Continued
$ 505,000	Verona Area School District GO, Series A, 5.50%, 10/01/2012, (MBIA)	$ 562,095
435,000	Waterford Graded Joint School	466,886
	District No. 1 GO, 4.75%, 04/01/2017, (FSA)
135,000	Whitewater GO, 4.38%, 09/01/2008, (FSA)	144,692
750,000	Wisconsin State Clean Water Revenue Bonds, Series 1, 4.60%, 06/01/2013	789,104
1,000,000	Wisconsin State GO, Series 1, 5.00%, 11/01/2005	1,030,389

		8,229,607

TOTAL MUNICIPAL BONDS (Cost $82,428,508)		85,884,230

INVESTMENT COMPANY—1.4%
1,206,400	SEI Tax-Exempt Trust Money Market Fund	1,206,400

TOTAL INVESTMENT COMPANY (Cost $1,206,400)		1,206,400

TOTAL INVESTMENTS (Cost $83,634,908) (a)—98.4%		87,090,630

OTHER ASSETS IN EXCESS OF LIABILITIES—1.6%		1,432,392

NET ASSETS—100.0%		$88,523,022

(a)	Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$3,530,146
Unrealized depreciation	(74,424)

Net unrealized appreciation	$3,455,722

Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2004 (Concluded)

*	Variable rate security. Rate represents the rate in effect as of October 31, 2004. Maturity reflects final maturity date.

AMBAC—Insured by AMBAC Indemnity Corp

CIFG—CDC IXIS Financial Guaranty

FGIC—Insured by Financial Guaranty Insurance Corp.

FSA—Insured by Financial Security Assurance Inc.

GO—General Obligations

HUD—Insured by Department of Housing & Urban Development

MBIA—Insured by Municipal Bond Insurance Assoc.

PSF-GTD—Permanent School Fund Guarantee

Q-SBLF—Qualified-School Bond Loan Fund

SCSDE—South Carolina State Department of Education

XLCA—XL Capital Insurance

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2004

	Large Cap Equity Fund	Mid Cap Equity Fund	International Fund	Fixed Income Fund	Municipal Bond Fund
Assets:
Investments, at value	$290,102,502	$808,293,420	$790,171,493	$77,369,083	$87,090,630
Foreign currency (Cost $4,111,597)	—	—	4,359,051	—	—
Cash	29	99	7	59	37
Accrued income receivable	166,847	52,480	1,162,182	887,931	1,213,598
Receivable for fund shares sold	—	62,266	144,650	24,549	—
Receivable for investments sold	105,571	4,136,546	4,830,301	—	277,635
Receivable for withholding taxes on dividends	—	—	551,394	—	—
Prepaid expenses	13,091	80,820	22,391	61,742	9,444

Total Assets	290,388,040	812,625,631	801,241,469	78,343,364	88,591,344

Liabilities:
Payable for fund shares redeemed	17,036	133,388	157,001	5,171	1,100
Payable for investments purchased	—	942,698	5,996,823	—	—
Accrued expenses and other payables:
Investment advisory	157,527	417,380	479,243	9,529	14,786
Administration	20,172	56,366	55,699	5,531	6,207
Shareholder services and 12b-1	60,343	168,615	166,621	16,546	18,568
Custody	30,171	84,307	116,634	8,273	9,284
Other	58,122	155,221	162,922	17,309	18,377

Total Liabilities	343,371	1,957,975	7,134,943	62,359	68,322

Net Assets	$290,044,669	$810,667,656	$794,106,526	$78,281,005	$88,523,022

Net Assets consist of:
Paid in capital	302,324,456	715,197,394	833,278,587	75,255,501	83,689,446
Accumulated net investment income	—	—	10,257,320	912,652	805,306
Accumulated net realized gain/(loss) on investments and foreign currency translations	(43,424,588)	(7,468,041)	(140,728,833)	(807,588)	572,548
Net unrealized appreciation on investments	31,144,801	102,938,303	90,956,620	2,920,440	3,455,722
Net unrealized appreciation on foreign currency translations	—	—	342,832	—	—

Net Assets	$290,044,669	$810,667,656	$794,106,526	$78,281,005	$88,523,022

Net Asset Value, Maximum Offering Price and Redemption Proceeds per Share	$11.51	$14.82	$9.68	$10.98	$11.47

Shares of Capital Stock Outstanding	25,189,676	54,685,249	82,068,545	7,129,776	7,716,137

Investments, at cost	$258,957,701	$705,355,117	$699,214,873	$74,448,643	$83,634,908

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2004

	Large Cap Equity Fund	Mid Cap Equity Fund	International Fund	Fixed Income Fund	Municipal Bond Fund
Investment Income:
Interest	$51,439	$507,611	$213,527	$2,982,830	$3,026,892
Dividends	3,208,326	6,388,025	18,096,101	12,112	30,233
Foreign tax withholding	—	—	(2,222,849)	—	—

Total Investment Income	3,259,765	6,895,636	16,086,779	2,994,942	3,057,125

Expenses:
Investment advisory	1,772,584	4,675,405	5,006,948	361,951	380,222
Custody	393,848	1,098,373	1,355,319	117,411	123,118
Administration	229,562	640,276	588,708	68,327	71,747
Shareholder services and 12b-1	676,076	1,885,587	1,734,623	201,084	211,234
Accounting	589	713	1,705	1,550	4,991
Registration	29,618	43,364	56,003	22,839	20,743
Insurance premiums	12,614	33,533	19,872	19,225	9,144
Printing and postage	8,320	31,752	19,805	3,646	2,221
Legal	50,556	141,506	131,744	13,015	15,975
Audit	27,582	65,573	63,587	11,400	11,452
Transfer agent	5,975	28,576	15,417	10,891	3,205
Directors	46,145	46,138	46,082	46,176	46,169
Miscellaneous	16,052	37,390	33,422	7,130	7,370

Total expenses	3,269,521	8,728,186	9,073,235	884,645	907,591
Less fees waived:
Waiver of investment advisory fee (See Note 3F)	—	—	—	(42,593)	(20,778)

Net expenses	3,269,521	8,728,186	9,073,235	842,052	886,813

Net Investment Income/(Loss)	(9,756)	(1,832,550)	7,013,544	2,152,890	2,170,312

Net Realized and Unrealized Gain/(Loss):
Net realized gains on investments	8,893,200	27,252,694	43,077,610	296,278	572,547
Net realized gains on foreign currency transactions	—	—	3,259,874	—	—
Net change in unrealized appreciation/(depreciation) on investments	2,147,286	11,869,090	24,631,175	(284,629)	978,747
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies and foreign currency contracts	—	—	(1,233,137)	—	—

Net Realized and Unrealized Gain/(Loss):	11,040,486	39,121,784	69,735,522	11,649	1,551,294

Net Increase in Net Assets Resulting from Operations	$11,030,730	$37,289,234	$76,749,066	$2,164,539	$3,721,606

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Equity Fund		Mid Cap Equity Fund
	For the Year Ended October 31, 2004	For the Year Ended October 31, 2003	For the Year Ended October 31, 2004	For the Year Ended October 31, 2003
From Operations:
Net investment loss	$(9,756)	$(368,556)	$(1,832,550)	$(56,628)
Net realized gains/(losses) on investments	8,893,200	(627,253)	27,252,694	(12,974,220)
Net change in unrealized appreciation on investments	2,147,286	22,675,117	11,869,090	81,653,340

Net increase in net assets from operations	11,030,730	21,679,308	37,289,234	68,622,492

Distributions to Shareholders:
From net investment income	—	—	—	(350,000)

Net decrease in net assets from distributions	—	—	—	(350,000)

From Capital Stock Transactions:
Net proceeds from sale of capital stock	90,632,093	93,843,250	192,683,788	176,667,218
Proceeds from Fund Reorganization	—	—	—	25,655,402
Reinvestment of dividends	—	—	—	159,088
Net cost of capital stock redeemed	(40,611,907)	(37,258,215)	(93,058,504)	(98,468,090)

Net increase in net assets resulting from capital stock transactions	50,020,186	56,585,035	99,625,284	104,013,618

Net Increase in Net Assets	61,050,916	78,264,343	136,914,518	172,286,110

Net Assets:
Beginning of year	228,993,753	150,729,410	673,753,138	501,467,028

End of year	$290,044,669	$228,993,753	$810,667,656	$673,753,138

Accumulated net investment income/(loss)	$—	$—	$—	$—

Share Transactions:
Issued	7,900,838	9,302,353	13,146,837	13,884,439
Issued in connection with Fund Reorganization	—	—	—	1,971,445
Reinvested	—	—	—	12,758
Redeemed	(3,562,464)	(3,746,117)	(6,390,798)	(7,799,926)

Net Increase in Shares	4,338,374	5,556,236	6,756,039	8,068,716

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Continued)

	International Fund		Fixed Income Fund
	For the Year Ended October 31, 2004	For the Year Ended October 31, 2003	For the Year Ended October 31, 2004	For the Year Ended October 31, 2003
From Operations:
Net investment income	$7,013,544	$3,996,977	$2,152,890	$2,115,130
Net realized gains/(losses) on investments	43,077,610	(1,519,007)	296,278	1,204,400
Net realized gains on foreign currency transactions	3,259,874	1,906,738	—	—
Net change in unrealized appreciation/(depreciation) on investments	24,631,175	96,516,920	(284,629)	(1,926,919)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(1,233,137)	1,140,541	—	—

Net increase in net assets from operations	76,749,066	102,042,169	2,164,539	1,392,611

Distributions to Shareholders:
From net investment income	(5,747,620)	(6,450,000)	(2,686,488)	(2,485,204)
From capital gains	—	—	(532,097)	—

Net decrease in net assets from distributions	(5,747,620)	(6,450,000)	(3,218,585)	(2,485,204)

From Capital Stock Transactions:
Net proceeds from sale of capital stock	279,509,335	212,662,197	19,021,787	21,881,145
Proceeds from Fund Reorganization	—	—	—	27,678,530
Reinvestment of dividends	2,897,191	2,975,215	1,944,115	1,356,273
Net cost of capital stock redeemed	(77,991,100)	(92,457,245)	(28,684,575)	(16,981,996)

Net increase/(decrease) in net assets resulting from capital stock transactions	204,415,426	123,180,167	(7,718,673)	33,933,952

Net Increase/(Decrease) in Net Assets	275,416,872	218,772,336	(8,772,719)	32,841,359

Net Assets:
Beginning of year	518,689,654	299,917,318	87,053,724	54,212,365

End of year	$794,106,526	$518,689,654	$78,281,005	$87,053,724

Accumulated net investment income	$10,257,320	$5,731,522	$912,652	$1,005,425

Share Transactions:
Issued	29,681,960	29,670,005	1,735,312	1,969,117
Issued in connection with Fund Reorganization	—	—	—	2,403,798
Reinvested	321,553	446,059	179,137	120,937
Redeemed	(8,294,559)	(13,212,183)	(2,615,577)	(1,527,769)

Net Increase/(Decrease) in Shares	21,708,954	16,903,881	(701,128)	2,966,083

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Concluded)

	Municipal Bond Fund
	For the Year Ended October 31, 2004	For the Year Ended October 31, 2003
From Operations:
Net investment income	$2,170,312	$1,995,813
Net realized gains on investments	572,547	1,216,164
Net change in unrealized appreciation/(depreciation) on investments	978,747	(324,920)

Net increase in net assets from operations	3,721,606	2,887,057

Distributions to Shareholders:
From net investment income	(2,085,946)	(1,976,039)
From capital gains	(1,216,092)	(692,470)

Net decrease in net assets from distributions	(3,302,038)	(2,668,509)

From Capital Stock Transactions:
Net proceeds from sale of capital stock	34,641,785	38,087,753
Reinvestment of dividends	1,390,874	1,004,791
Net cost of capital stock redeemed	(29,604,178)	(19,894,335)

Net increase in net assets resulting from capital stock transactions	6,428,481	19,198,209

Net Increase in Net Assets	6,848,049	19,416,757

Net Assets:
Beginning of year	81,674,973	62,258,216

End of year	$88,523,022	$81,674,973

Accumulated net investment income	$805,306	$720,869

Share Transactions:
Issued	3,053,400	3,342,446
Reinvested	124,098	88,716
Redeemed	(2,613,324)	(1,753,145)

Net Increase in Shares	564,174	1,678,017

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

1.  Organization:  Old Westbury Funds, Inc. (the “Funds”), a Maryland corporation registered under the Investment Company Act of 1940 (the “Act”), is a diversified, open-end management investment company. The Funds’ Articles of Incorporation permit the Funds’ Board of Directors (the “Board”) to create an unlimited number of series, each of which is a separate class of shares. At October 31, 2004, the Funds consisted of five separate investment portfolios (each portfolio individually referred to as a “Portfolio” and collectively as the “Portfolios”) which are presented herein:

Portfolio Name	Investment Objective
Old Westbury Large Cap Equity Fund* (“Large Cap Equity Fund”)	Above-average long-term capital appreciation.
Old Westbury Mid Cap Equity Fund** (“Mid Cap Equity Fund”)	Capital appreciation.
Old Westbury International Fund (“International Fund”)	Long-term growth of capital.
Old Westbury Fixed Income Fund (“Fixed Income Fund”)	Total return (consisting of current income and capital appreciation).
Old Westbury Municipal Bond Fund (“Municipal Bond Fund”)	Dividend income exempt from regular Federal income tax.

*	Formerly the Old Westbury Core Equities Fund.
**	Formerly the Old Westbury Capital Opportunity Fund.

The Funds were incorporated under the laws of the state of Maryland on August 26, 1993 and commenced operations on October 22, 1993.

The Funds have authorized a total of 20 billion shares of common stock (par value $0.001 per share); each Portfolio is permitted to issue 4 billion of such shares.

Under the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties for the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that the risk of loss to be remote.

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004 (Continued)

2.  Significant Accounting Policies:  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments.  Securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). If there has been no sale on such day, the security is valued at the mean of the closing bid and asked prices. If no bid or asked prices are quoted, then the security is valued at a fair value determined in accordance with procedures approved by the Board. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the exchange representing the principal market for such securities. Investments in open-end investment companies are valued at net asset value.

Securities traded in the over-the-counter market are valued at the mean of the last reported bid and asked prices from such sources as the Board deems appropriate to reflect their fair value.

Debt instruments having 60 days or less remaining until maturity are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved by the Board.

All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Board designed to reflect in good faith the fair value of such securities.

B.  Futures Contracts.  The Portfolios (except Municipal Bond Fund) may invest in equity index or financial futures contracts, which are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the contract at the close of the last trading day and the price at which the contract was

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004 (Continued)

originally written. The International Fund may also invest in foreign currency futures contracts. Upon entering into a futures contract, the Portfolios are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolios each day, depending on the daily fluctuations in fair value of the underlying index. The Portfolios recognize a gain or loss equal to the variation margin. The Statements of Operations reflect gains and losses as realized for closed futures contracts and as unrealized for open futures contracts. These futures contracts permit the Portfolios to meet their objectives at a lower cost than investing directly in the underlying securities, while permitting the equivalent of an investment in a portfolio of the underlying securities. The potential risk to the Portfolios is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

C.  Foreign Currency Translation.  The books and records of the Portfolios are maintained in United States dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into United States dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into United States dollars at the exchange rate on the dates of the transactions.

The International Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Foreign security and currency transactions may involve certain risks not typically associated with those of U.S. companies including the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.

D.  Forward Foreign Currency Contracts.  The International Fund may enter into forward foreign currency contracts to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings. A forward foreign currency contract (“Forward”) is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Forward is marked-to-market daily on the Statement of Assets and Liabilities and the change in market value is recorded by the Portfolio as unrealized appreciation or depreciation on the

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004 (Continued)

Statement of Operations. The market value of the Forward is determined using the forward rate for the remainder of the outstanding period of the contract, through the delivery date. When the Forward is closed or settled, the Portfolio records a realized gain or loss equal to the fluctuation in rates during the period the Forward was open. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts, or if the foreign currency rates change unfavorably.

As of October 31, 2004, the International Fund had no open forward foreign currency contracts.

E.  Security Transactions and Related Investment Income.  Security transactions are accounted for no later than the first net asset value calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Funds are informed of the dividends. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is recognized on an accrual basis for each of the Portfolios and includes where applicable, the amortization of premiums and accretion of discounts.

F.  Distributions to Shareholders.  Dividends from net investment income, if any, are declared and paid at least semi-annually for the Fixed Income and Municipal Bond Funds and at least annually for the Large Cap Equity, Mid Cap Equity and International Funds. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. related to foreign currency transactions, the deferral of certain realized losses, and capital loss carryforwards), such amounts are reclassified within the components of net assets in the Statements of Assets and Liabilities based on their federal tax-basis treatment; temporary differences do not require reclassification.

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004 (Continued)

G.  Expenses.  Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Portfolios are prorated to each Portfolio on the basis of relative net assets.

3.  Related Party Transactions:

A.  Investment Advisory Fees.  The Portfolios’ investment adviser is Bessemer Investment Management LLC (“BIM”), a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”). BIM is a registered investment adviser formed on May 2, 2001 by Bessemer to conduct all of its investment advisory activities. The investment advisory fee paid to BIM for advisory services is computed daily and paid monthly in accordance with the following schedule:

Large Cap Equity and Mid Cap Equity Funds—0.70% of the first $100 million of the Portfolio’s average net assets, 0.65% of the second $100 million of such assets and 0.60% of such assets exceeding $200 million. Glynn Capital Management LLC (“Glynn Capital”) serves as sub-adviser to the Mid Cap Equity Fund. Glynn Capital is paid for its services directly by BIM.

International Fund—0.80% of the first $100 million of the Portfolio’s average net assets, 0.75% of the second $100 million of such assets and 0.70% of such assets exceeding $200 million. The Bessemer Group (U.K.) Ltd. (“BGUK”), a wholly-owned subsidiary of The Bessemer Group, Incorporated (“BGI”), serves as sub-adviser to the Portfolio. BGUK is paid for its services directly by BIM.

Fixed Income and Municipal Bond Funds—0.45% of the first $100 million of the Portfolio’s average net assets, 0.40% of the second $100 million of such assets and 0.35% of such assets exceeding $200 million.

B.  Administration, Fund Accounting, and Transfer Agent Fees.  BISYS Fund Services Ohio, Inc. (the “Administrator”) serves as the administrator, fund accountant, and transfer agent to the Portfolios. Under the terms of the new Master Services agreement effective September 1, 2004, as approved by the Board, the Administrator’s fee is computed at the annual rate of 0.095% of the total average daily net assets of the Portfolios within the Funds up to $1 billion, 0.0725% of the total average daily net assets of the Portfolios between $1 billion and $3 billion, 0.04% of the total

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004 (Continued)

average daily net assets of the Portfolios between $3 billion and $5 billion, and 0.0275% of the total average daily net assets of the Portfolios greater than $5 billion. Prior to September 1, 2004, the Administrator’s fee was computed at the annual rate of 0.12% of the total average daily net assets of the Portfolios within the Funds up to $450 million, 0.10% of the total average daily net assets of the Portfolios between $450 million and $750 million, 0.075% of the total average daily net assets of the Portfolios between $750 million and $1.5 billion, and 0.05% of the total average daily net assets of the Portfolios greater than $1.5 billion.

C.  Distribution and Service Plan and Distribution Reimbursement Fees.  The Board adopted a distribution and service plan (the “Plan”) for the Portfolios pursuant to Rule 12b-1 of the Act, and pursuant to the Plan, the Portfolios entered into a distribution agreement and a shareholder servicing agreement with BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS LP”) and a shareholder servicing agreement with Bessemer. Under its shareholder servicing agreement, Bessemer receives payments from the Portfolios to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, BISYS LP receives payments from the Portfolios to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, Bessemer is permitted (i) to receive a payment from the Portfolios attributable to Bessemer clients (and its affiliates) for providing shareholder services to such clients and (ii) to receive payments to permit it to make payments to other financial institutions as shareholder servicing agents. The total of shareholder servicing fees in the aggregate payable to BISYS LP and Bessemer will not exceed 0.25% per annum of the Portfolios’ average daily net assets.

The distribution agreement with BISYS LP provides for reimbursement to BISYS LP by the Portfolios for its distribution, promotional and advertising costs incurred in connection with the distribution of the Portfolios’ shares in an amount not to exceed 0.10% per annum for each of the Portfolio’s average daily net assets.

In addition, the Portfolios will pay for certain other expenses under the Plan. These expenses shall not exceed an amount equal to 0.05% per annum for each of the Portfolio’s average daily net assets.

D.    Directors’ Fees.  Effective with the February 24, 2004 Board meeting, as approved on May 18, 2004, each Director who is not an “interested

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004 (Continued)

person” (as defined in the Act) of the Funds receives a $30,000 annual retainer plus $5,000 per meeting attended ($3,000 for any special meetings, including audit committee meetings) and is reimbursed for out-of-pocket expenses incurred in connection with committee or board meetings. The elected chairman of the Board receives an additional $7,500 annual fee and the elected chairman of the Audit Committee receives an additional $3,500 annual fee. Prior to the February 24, 2004 Board meeting, each Director who was not an “interested person” of the Funds received a $25,000 annual retainer plus $3,000 per meeting attended ($1,000 for any special meetings, including audit committee meetings). The elected Board Chairman received an additional $5,000 annual fee. No additional fee was paid to the Audit Committee Chairman.

E.  Custody Fees.  The Portfolios have retained Bessemer Trust Company (“BTCO”), a wholly-owned subsidiary of BGI, to serve as the Portfolios’ custodian. BTCO is responsible for maintaining the books and records of the Portfolios’ securities and cash and included certain fund accounting services. Effective September 1, 2004, as approved by the Board, pursuant to an Amendment to the Portfolio’s Custody Agreement, BTCO receives, for providing these services excluding such fund accounting services which are now provided under the Master Services Agreement, a fee from each Portfolio which is accrued daily and paid monthly at an annual rate equal to 0.125% (0.175% for the International Fund) of the average daily net assets of each Portfolio. Prior to September 1, 2004, BTCO received a fee accrued daily and paid monthly at an annual rate equal to 0.15% (0.20% for the International Fund) of the average daily net assets of each Portfolio.

F.  Fee Waivers.  BIM may voluntarily waive a portion of its management fee to limit the Portfolios’ total expenses. BIM may terminate this voluntary waiver at any time. BIM, however, does not have the ability to recapture fees currently being waived at a later date. Any waiver amounts are disclosed on the Statements of Operations.

4.  Purchases and Sales of Securities:

For the year ended October 31, 2004, purchases and sales of investment securities other than short-term investments were as follows:

	Purchases	Sales
Large Cap Equity Fund	$151,048,584	$103,836,253
Mid Cap Equity Fund	512,044,543	356,290,222
International Fund	565,998,309	340,851,403
Fixed Income Fund	4,670,376	16,591,720
Municipal Bond Fund	46,068,359	36,722,601

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004 (Continued)

5.  Federal Income Taxes:

It is the policy of each Portfolio to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in sub chapter M of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions from the Funds during the fiscal year ended October 31, 2004 was as follows (amounts in thousands):

	Large Cap Equity Fund	Mid Cap Equity Fund	International Fund	Fixed Income Fund	Municipal Bond Fund
Distributions paid from:
Net Investment Income	$—	$—	$5,748	$2,687	$433
Net Long Term Capital Gains	—	—	—	532	786

Total Taxable Distributions	—	—	5,748	3,219	1,219
Tax Exempt Distributions	—	—	—	—	2,083

Total Distributions Paid	$—	$—	$5,748	$3,219	$3,302

The tax character of distributions from the Funds during the fiscal year ended October 31, 2003 was as follows (amounts in thousands):

	Large Cap Equity Fund	Mid Cap Equity Fund	International Fund	Fixed Income Fund	Municipal Bond Fund
Distributions paid from:
Net Investment Income	$—	$350	$6,450	$2,485	$376
Net Long Term Capital Gains	—	—	—	—	325

Total Taxable Distributions	—	350	6,450	2,485	701
Tax Exempt Distributions	—	—	—	—	1,968

Total Distributions Paid	$—	$350	$6,450	$2,485	$2,669

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004 (Continued)

As of October 31, 2004 the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

	Large Cap Equity Fund	Mid Cap Equity Fund	International Fund	Fixed Income Fund	Municipal Bond Fund
Undistributed Tax Exempt Income	$—	$—	$—	$—	$805
Undistributed Ordinary Income	—	—	10,257	913	183
Undistributed Long-Term Capital Gains	—	—	—	30	390

Accumulated Earnings	—	—	10,257	943	1,378
Accumulated Capital and Other Losses	(43,184)	(7,233)	(138,062)	—	—
Unrealized Appreciation/(Depreciation)	30,905	102,703	88,632	2,083	3,456

Total Accumulated Earnings/(Deficit)	$(12,279)	$95,470	$(39,173)	$3,026	$4,834

Capital Loss Carryforward: At October 31, 2004, each of the following Portfolios had capital loss carryforwards for federal income tax purposes, which will expire in the following years:

Portfolio Name	2009	2010	2011	Total
Large Cap Equity Fund	$10,858,182	$30,679,255	$1,646,965	$43,184,402
Mid Cap Equity Fund	—	—	7,233,387	7,233,387
International Fund	65,952,679	66,634,575	5,474,303	138,061,557

The capital loss carryforward will reduce the applicable Portfolio’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Portfolios of any liability for federal tax.

OLD WESTBURY FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004 (Concluded)

Additional Tax Information (unaudited):

For the fiscal year ended October 31, 2004, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolios intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2004 Form 1099-DIV. For the year ended October 31, 2004, the International Fund paid qualified dividend income of $7,970,469.

Foreign Tax Credit Pass Through: For the fiscal year ended October 31, 2004, the International Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign tax expenses on October 31, 2004 are as follows:

Foreign Tax Pass Through
International Fund	$2,222,849

6.  Subsequent Events (unaudited):

A. The following information summarizes per share distributions paid by each of the following Portfolios on December 22, 2004, to shareholders of record on December 16, 2004.

		Capital Gains Per Share		Foreign Taxes Paid or Withheld Per Share
Portfolio Name	Net Income Per Share	Long-Term	Short-Term
Large Cap Equity Fund	$0.05181	—	—	—
Mid Cap Equity Fund	—	—	—	—
International Fund	0.11761	—	—	$0.02549
Fixed Income Fund	0.18506	$0.00413	—	—
Municipal Bond Fund	0.14201	0.04691	$0.02194	—

B. Effective December 1, 2004, BIM will resume full investment adviser responsibilities for the Mid Cap Equity Fund. Glynn Capital will no longer be a sub-adviser to a portion of the Mid Cap Equity Fund. This change does not affect the contractual advisory fee payable by the Mid Cap Equity Fund to BIM.

OLD WESTBURY FUNDS, INC.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)

	Large Cap Equity Fund
	For the Year Ended October 31, 2004		For the Year Ended October 31, 2003		For the Year Ended October 31, 2002		For the Year Ended October 31, 2001		For the Year Ended October 31, 2000

Net asset value, beginning of year	$10.98		$9.85		$10.88		$14.85		$12.99

Investment Operations:
Net investment loss	—	(a)	(0.02)		(0.01)		—	(a)	(0.06)
Net realized and unrealized gains/(losses) on investments and futures	0.53		1.15		(1.02)		(3.97)		1.92

Total from investment operations	0.53		1.13		(1.03)		(3.97)		1.86

Net asset value, end of year	$11.51		$10.98		$9.85		$10.88		$14.85

Total Return	4.9%		11.5%		(9.5%	)	(26.7%	)	14.3%
Annualized Ratios/Supplementary Data:
Net Assets at end of year (000)	$290,045		$228,994		$150,729		$136,548		$171,308
Ratio of expenses to average net assets	1.21%		1.25%		1.25%		1.25%		1.28%
Ratio of net investment loss to average net assets	(0.01%	)	(0.20%	)	(0.08%	)	(0.04%	)	(0.50%	)
Ratio of expenses to average net assets*		(b)	1.27%		1.26%		1.28%			(b)
Ratio of net investment loss to average net assets*		(b)	(0.22%	)	(0.09%	)	(0.07%	)		(b)
Portfolio turnover rate	40%		88%		84%		75%		121%

*	During the year, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a)	Less than $0.01 per share.
(b)	There were no voluntary fee reductions during the year.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)

	Mid Cap Equity Fund
	For the Year Ended October 31, 2004		For the Year Ended October 31, 2003		For the Year Ended October 31, 2002		For the Year Ended October 31, 2001	For the Year Ended October 31, 2000

Net asset value, beginning of year	$14.06		$12.58		$13.61		$14.04	$11.31

Investment Operations:
Net investment income/(loss)	(0.03)		—	(a)	—	(a)	0.17	0.11
Net realized and unrealized gains/(losses) on investments	0.79		1.49		(0.91)		(0.46)	2.65

Total from investment operations	0.76		1.49		(0.91)		(0.29)	2.76

Distributions:
Net investment income	—		(0.01)		(0.12)		(0.14)	(0.03)

Total Distributions	—		(0.01)		(0.12)		(0.14)	(0.03)

Net asset value, end of year	$14.82		$14.06		$12.58		$13.61	$14.04

Total Return	5.5%		11.8%		(6.8%	)	(2.1% )	24.4%
Annualized Ratios/Supplementary Data:
Net Assets at end of year (000)	$810,668		$673,753		$501,467		$446,722	$370,240
Ratio of expenses to average net assets	1.16%		1.19%		1.18%		1.23%	1.34%
Ratio of net investment income/(loss) to average net assets	(0.24%	)	(0.01%	)	0.07%		1.28%	1.00%
Ratio of expenses to average net assets*		(b)		(b)		(b)	(b)		(b)
Ratio of net investment income/(loss) to average net assets*		(b)		(b)		(b)	(b)		(b)
Portfolio turnover rate	53%		3%		13%		3%	126%

*	During the year, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a)	Less than $0.01 per share.
(b)	There were no voluntary fee reductions during the year.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)

	International Fund
	For the Year Ended October 31, 2004		For the Year Ended October 31, 2003		For the Year Ended October 31, 2002		For the Year Ended October 31, 2001	For the Year Ended October 31, 2000

Net asset value, beginning of year	$8.59		$6.90		$8.11		$11.89	$12.24

Investment Operations:
Net investment income	0.09		0.07		0.06		0.05	0.06
Net realized and unrealized gains/(losses) on investments and foreign currency translations	1.09		1.77		(1.27)		(3.13)	(0.25)

Total from investment operations	1.18		1.84		(1.21)		(3.08)	(0.19)

Distributions:
Net investment income	(0.09)		(0.15)		—	(a)	(0.04)	(0.16)
Net realized gains	—		—		—		(0.66)	—

Total Distributions	(0.09)		(0.15)		—		(0.70)	(0.16)

Net asset value, end of year	$9.68		$8.59		$6.90		$8.11	$11.89

Total Return	13.8%		27.2%		(14.9%	)	(27.4% )	(1.6% )
Annualized Ratios/Supplementary Data:
Net Assets at end of year (000)	$794,107		$518,690		$299,917		$320,608	$450,325
Ratio of expenses to average net assets	1.31%		1.36%		1.36%		1.37%	1.37%
Ratio of net investment income to average net assets	1.01%		1.08%		0.89%		0.46%	0.49%
Ratio of expenses to average net assets*		(b)		(b)		(b)	(b)	(b)
Ratio of net investment income to average net assets*		(b)		(b)		(b)	(b)	(b)
Portfolio turnover rate	51%		143%		160%		154%	103%

*	During the year, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements
(a)	Less than $0.01 per share.
(b)	There were no voluntary fee reductions during the year.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)

	Fixed Income Fund
	For the Year Ended October 31, 2004	For the Year Ended October 31, 2003	For the Year Ended October 31, 2002	For the Year Ended October 31, 2001	For the Year Ended October 31, 2000

Net asset value, beginning of year	$11.12	$11.14	$10.94	$10.13	$10.07

Investment Operations:
Net investment income**	0.31	0.30	0.39	0.56	0.52
Net realized and unrealized gains/(losses) on investments**	(0.01)	0.09	0.22	0.76	0.10

Total from investment operations	0.30	0.39	0.61	1.32	0.62

Distributions:
Net investment income	(0.37)	(0.41)	(0.41)	(0.51)	(0.56)
Net realized gains	(0.07)	—	—	—	—

Total Distributions	(0.44)	(0.41)	(0.41)	(0.51)	(0.56)

Net asset value, end of year	$10.98	$11.12	$11.14	$10.94	$10.13

Total Return	2.8%	3.5%	5.9%	13.4%	6.5%
Annualized Ratios/Supplementary Data:
Net Assets at end of year (000)	$78,281	$87,054	$54,212	$30,515	$18,105
Ratio of expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of net investment income to average net assets**	2.68%	3.04%	4.09%	5.51%	5.66%
Ratio of expenses to average net assets*	1.10%	1.11%	1.13%	1.17%	1.47%
Ratio of net investment income to average net assets*	2.63%	2.98%	4.01%	5.39%	5.24%
Portfolio turnover rate	8%	54%	25%	52%	28%

*	During the year, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
**	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets from 4.09% to 3.77%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)

	Municipal Bond Fund
	For the Year Ended October 31, 2004	For the Year Ended October 31, 2003	For the Year Ended October 31, 2002	For the Year Ended October 31, 2001	For the Year Ended October 31, 2000

Net asset value, beginning of year	$11.42	$11.37	$11.16	$10.35	$9.92

Investment Operations:
Net investment income	0.29	0.32 (a)	0.34	0.35	0.39
Net realized and unrealized gains/(losses) on investments	0.22	0.19	0.32	0.79	0.46

Total from investment operations	0.51	0.51	0.66	1.14	0.85

Distributions:
Net investment income	(0.29)	(0.33)	(0.32)	(0.33)	(0.42)
Net realized gains	(0.17)	(0.13)	(0.13)	—	—

Total Distributions	(0.46)	(0.46)	(0.45)	(0.33)	(0.42)

Net asset value, end of year	$11.47	$11.42	$11.37	$11.16	$10.35

Total Return	4.6%	4.6%	6.2%	11.2%	8.8%
Annualized Ratios/Supplementary Data:
Net Assets at end of year (000)	$88,523	$81,675	$62,258	$46,566	$25,542
Ratio of expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of net investment income to average net assets	2.57%	2.81%	3.30%	3.63%	4.03%
Ratio of expenses to average net assets*	1.07%	1.08%	1.09%	1.12%	1.26%
Ratio of net investment income to average net assets*	2.55%	2.78%	3.26%	3.56%	3.82%
Portfolio turnover rate	45%	65%	71%	74%	106%

*	During the year, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a)	Calculated using average shares outstanding.

See Notes to Financial Statements.

EXPENSE EXAMPLES

As a shareholder of the Old Westbury Funds, you incur ongoing costs, including management fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Old Westbury Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 through October 31, 2004.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/04	Ending Account Value 10/31/04	Expense Paid During Period* 5/1/04-10/31/04	Expense Ratio During Period 5/1/04-10/31/04**
Large Cap Equity Fund	$1,000.00	$1,012.30	$6.12	1.21%

Mid Cap Equity Fund	1,000.00	1,010.90	5.86	1.16%

International Fund	1,000.00	1,027.60	6.68	1.31%

Fixed Income Fund	1,000.00	1,023.60	5.34	1.05%

Municipal Bond Fund	1,000.00	1,042.40	5.39	1.05%

*	Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Old Westbury Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/04	Ending Account Value 10/31/04	Expense Paid During Period* 5/1/04-10/31/04	Expense Ratio During Period 5/1/04-10/31/04**
Large Cap Equity Fund	$1,000.00	$1,019.05	$6.14	1.21%

Mid Cap Equity Fund	1,000.00	1,019.30	5.89	1.16%

International Fund	1,000.00	1,018.55	6.65	1.31%

Fixed Income Fund	1,000.00	1,019.86	5.33	1.05%

Municipal Bond Fund	1,000.00	1,019.86	5.33	1.05%

*	Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Old Westbury Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Old Westbury Funds, Inc. (the “Funds”), comprising Old Westbury Large Cap Equity Fund, Old Westbury Mid Cap Equity Fund, Old Westbury International Fund, Old Westbury Fixed Income Fund, and Old Westbury Municipal Bond Fund, as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the Funds’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Old Westbury Funds, Inc. as of October 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

December 23, 2004

DIRECTORS AND OFFICERS OF OLD WESTBURY FUNDS, INC.

Independent Directors. The following table sets forth certain information about the Funds’ Directors who are not “interested persons” of the Corporation as that term is defined by the 1940 Act (the “Independent Directors”.)

Name, Address, and Age	Position(s) Held with Fund	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships[1] Held by Director
Eugene P. Beard 372 Danbury Road, 2nd Floor Wilton, CT 06897 Age: 68	Director	Indefinite; 6 Years	Vice Chairman—Finance & Operations, The Interpublic Group of Companies, Inc.	6	6[2]

Robert M. Kaufman, Esq. 1585 Broadway New York, NY 10036 Age: 74	Chairman of the Board; Director	Indefinite; 11 Years	Partner, Proskauer Rose LLP, Attorneys at Law.	6	2[3]

Patricia L. Francy 35 Claremont Avenue, Apt. 5 South New York, NY 10027 Age: 58	Director	Indefinite; 6 Months	Treasurer & Controller, Columbia University.	6	2[4]

*	Includes the five Funds of the Corporation and the single portfolio of Bessemer Funds Trust
[1]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[2]	Mr. Beard serves as Director of BBH Fund, Inc., BBH Trust, BBH US Money Market Portfolio, BBH Common Settlement Fund, BBH Common Settlement Fund II and Mattel, Inc.
[3]	Mr. Kaufman serves as Director of Roytex, Inc. and The Loribro Corporation.
[4]	Ms. Francy serves as director of priceline.com, and Siebert Financial Corp.

The Corporation has an Audit Committee, consisting of Independent Directors, currently Messrs. Beard and Kaufman and Ms. Francy. As set forth in its charter, the primary duties of the Corporation’s Audit Committee are: (1) to recommend to the Board auditors to be retained for the next fiscal year; (2) to meet with the Corporation’s independent auditors as necessary; (3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by BIM or the auditors; (4) to review the fees charged by the auditors for audit and non-audit services; (5) to investigate improprieties or suspected improprieties in Fund operations; (6) to review the findings of SEC examinations and consult with BIM on appropriate responses; and (7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or

DIRECTORS AND OFFICERS OF OLD WESTBURY FUNDS, INC.

(Continued)

appropriate. The Audit Committee met three times during the fiscal year ended October 31, 2004. The Corporation also has a Nominating and Governance Committee that is composed of the Independent Directors. The Nominating and Governance Committee’s primary responsibilities are to nominate Director candidates when there is a vacancy on the Board and to oversee the structure, compensation and operation of the Board. The Nominating and Governance Committee does consider nominees from shareholders. The Nominating Committee met twice during the fiscal year ended October 31, 2004.

Interested Directors and Officers. The table below sets forth certain information about each of the Funds’ Interested Directors, as well as its Executive Officers.

Name, Address, and Age	Position(s) Held with Fund	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director
John R. Whitmore[2] 630 Fifth Avenue New York, NY 10111 Age: 71	Director	Indefinite; 5 Years	Financial Advisor (2003 to date); Consultant to Bessemer Trust Company, N.A. (1999- 2002); President, CEO and Director of The Bessemer Group, Incorporated and its subsidiaries (1975-1998).	6	7[3]

Walter B. Grimm 3435 Stelzer Road Columbus, OH 43219 Age: 59	President	Indefinite; 4 Years	Senior Vice President and Client Services Executive, BISYS Fund Services (Since 1995).	N/A	N/A

[1]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[2]	Directors who are or may be deemed “interested persons” (as defined in the 1940 Act) of the Corporation, BIM (as defined below) or Bessemer (as defined below) are referred to as Interested Directors. Mr. Whitmore is deemed an Interested Director by virtue of his former position with Bessemer.
[3]	Mr. Whitmore serves as Chairman of the Board of Directors of ASB Capital Management, Inc., Chevy Chase Trust Company, Meadowbrook Equity Fund II, LLC, and Meadowbrook Equity Fund III, LLC. Mr. Whitmore also serves as Director of B.F. Saul Company, Chevy Chase Bank, and Saul Centers, Inc.

DIRECTORS AND OFFICERS OF OLD WESTBURY FUNDS, INC.

(Continued)

Name, Address, and Age	Position(s) Held with Fund	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director
Peter C. Artemiou 630 Fifth Avenue New York, NY 10111 Age: 41	Vice President	Indefinite; 2 Years	Senior Vice President and
Controller Alternative
Assets, The Bessemer
Group, Incorporated and
Bessemer Trust Company,
N.A. (Since 2000);
Assistant Vice President
The Bessemer Group,
Incorporated and all bank
			subsidiaries (1996-2000).	N/A	N/A

Deborah J Ferris 630 Fifth Avenue New York, NY 10111 Age: 59	Vice President and Assistant Secretary	Indefinite; 1 Year	Senior Vice President &
Compliance Officer,
Bessemer Trust Company
N.A. (Since May 2003);
Vice President Morgan
Stanley (2002-2003); Vice
President and Compliance
Officer, Van Kampen
Investment, Inc. (2000-
2002). Attorney in private
			practice (1999-2000).	N/A	N/A

Don J. Andrews 630 Fifth Avenue New York, NY 10111 Age: 46	Vice President and Chief Compliance Officer	Indefinite; 1 Year	Managing Director and
Chief Compliance Officer,
Bessemer Trust Company
N.A. (Since October
2002); Chief Compliance
Officer, Van Kampen
Investments, Inc. (1999-
2002); Deputy General
Counsel, EVEREN
Securities, Inc. (1993-
			1999)	N/A	N/A

Jennifer J. Hankins 3435 Stelzer Road Columbus, OH 43219 Age: 37	Vice President	Indefinite; 4 Years	Director of Client Services, BISYS Fund Services (Since 1990).	N/A	N/A

Curtis Barnes 100 Summer Street Suite 1500 Boston, MA 02110 Age: 51	Secretary	Indefinite; 4 Years	Vice President-Legal Services, BISYS Fund Services (Since 1995).	N/A	N/A

Bryan Haft 3435 Stelzer Road Columbus, OH 43219 Age: 40	Treasurer	Indefinite; 6 Months	Vice President, Financial Services, BISYS Fund Services (Since June 2001)	N/A	N/A

Alaina V. Metz 3435 Stelzer Road Columbus, OH 43219 Age: 37	Assistant Secretary	Indefinite; 4 Years	Chief Administrative Officer, Blue Sky Compliance, BISYS Fund Services (Since 1994).	N/A	N/A

DIRECTORS AND OFFICERS OF OLD WESTBURY FUNDS, INC.

(Concluded)

The Statement of Additional Information (“SAI) includes additional information about the Funds’ directors and officers. To obtain a copy of the SAI, without charge, call (800) 607-2200.

The Funds’ proxy voting guidelines, used to determine how to vote proxies relating to portfolio securities, are available upon request, without charge, by calling (800) 607-2200.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Funds provide a complete list of the Portfolios’ holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Funds’ semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the lists with the SEC on Form N-Q. Shareholders can look up the Funds’ Form N-Q on the SEC’s website at http://www.sec.gov.

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A Special Meeting of shareholders of the Old Westbury Funds, Inc. was held on February 2, 2004 at 3435 Stelzer Road, Columbus, Ohio 43219, to approve the following proposal:

Proposal 1: To elect the following four nominees as Directors of Old Westbury Funds, Inc, each of whom will serve until his or her successor is elected and qualified.

A majority of the outstanding voting shares of the Funds approved the Proposal by the following votes.

	Shares	% of Outstanding Shares	% of Shares Voted
Eugene P. Beard

FOR:	141,237,228	95.47%	99.89%
AGAINST:	161,335	0.11%	0.11%
TOTAL:	141,398,563	95.58%	100.00%

Patricia L. Francy
FOR:	141,237,603	95.47%	99.89%
AGAINST:	160,960	0.11%	0.11%
TOTAL:	141,398,563	95.58%	100.00%

Robert M. Kaufman, Esq.
FOR:	141,237,228	95.47%	99.89%
AGAINST:	161,335	0.11%	0.11%
TOTAL:	141,398,563	95.58%	100.00%

John R. Whitmore
FOR:	141,229,119	95.46%	99.88%
AGAINST:	169,444	0.11%	0.12%
TOTAL:	141,398,563	95.58%	100.00%

Investment Adviser:

Bessemer Investment Management LLC

630 Fifth Avenue

New York, NY 10111

(212) 708-9100

Distributor and Shareholder Servicing Agent:

BISYS Fund Services LP

3435 Stelzer Road

Columbus, OH 43219

Transfer Agent:

BISYS Fund Services Ohio, Inc.

3435 Stelzer Road

Columbus, OH 43219

Custodian:

Bessemer Trust Company

100 Woodbridge Center Drive

Woodbridge, NJ 07095

Administrator:

BISYS Fund Services Ohio, Inc.

3435 Stelzer Road

Columbus, OH 43219

Shareholder Servicing Agent:

Bessemer Trust Company, N.A.

630 Fifth Avenue

New York, NY 10111

(212) 708-9100

Independent Registered Public Accounting Firm:

Deloitte & Touche LLP

180 N. Stetson Avenue

Chicago, Illinois 60601

Cusip 680414307

Cusip 680414208

Cusip 680414109

Cusip 680414406

Cusip 680414505

(OWF-0004)

(12/04)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Bessemer Investment Management LLC and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report.

Item 2.	Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 11 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Eugene P. Beard, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2004 – $153,500

2003 – $153,500

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2004 – $29,100

2003 – $29,100

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval:

(a)	Audit Services

Before an auditor is engaged by the Funds to render audit services, the Audit Committee shall review and approve the engagement. (See also “Delegation” below.)

(b)	Permissible Non-Audit Services

The Audit Committee shall review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Funds employ their auditor to render “permissible non-audit services” to the Funds. (A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation.) The Audit Committee shall also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ Auditors to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Audit Committee shall consider whether the provision of such services does not impact the Auditors’ independence. (See also “Delegation” below.)

Pre-approval by the Audit Committee of non-audit services is not required so long as:

(1)	(A) with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided;

(B) with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Audit Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2)	such services under (1) above were not recognized by the Funds at the time of the engagement to be non-audit services and

(3)	such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or its Delegate(s) (as defined below) prior to the completion of the audit.

(c)	Delegation

The Audit Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds, or the provision of non-audit services to the Adviser or any Adviser-affiliated service provider. The Audit Committee may delegate pre-approval of audit services by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and such policies do not include the delegation to the Adviser, BISYS or other service providers of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements. Any pre-approval determination made by a Delegate shall be presented to the full Audit Committee at its next meeting. The Audit Committee shall communicate any pre-approval made by it or a Delegate to BISYS, who will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the federal securities laws.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

100% of Non-Audit Services to the Funds were pre-approved.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2004 – $235,000

2003 – $520,000

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

All non-audit services provided to the investment adviser or affiliates were pre-approved (only non-audit service was the due diligence study for a new trust system provider).

Item 5.	Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6.	Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the

Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 9.	Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

Item 10.	Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.	Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Old Westbury Funds, Inc.

By (Signature and Title)*	/s/ Bryan Haft	Bryan Haft, Treasurer

Date	1 / 5 / 05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bryan Haft	Bryan Haft, Treasurer

Date	1 / 5 / 05

By (Signature and Title)*	/s/ Walter B. Grimm	Walter B. Grimm, President

Date	1 / 5 / 05

*	Print the name and title of each signing officer under his or her signature.